                                                                  EXHIBIT 99.1



                                 [NPXL LOGO]







                      NEW PLAN EXCEL REALTY TRUST, INC.






-------------------------------------------------------------------------------
                           SUPPLEMENTAL DISCLOSURE

                       QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------












Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic conditions; the competitive environment in which the Company operates: financing risks; property management risks; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Business-Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, which discuss these and other factors that could adversely affect the Company's results.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                                                PAGE
COMPANY OVERVIEW / FOURTH QUARTER REVIEW...........................................................2
SHAREHOLDER INFORMATION............................................................................4
FINANCIAL REVIEW
        Balance Sheets
               CONSOLIDATED........................................................................5
               ERT Development Corporation.........................................................6
        Income Statements
               CONSOLIDATED........................................................................7
               ERT Development Corporation.........................................................8
        Funds from Operations / Funds Available for Distribution ..................................9
        Selected Financial Ratios / Data .........................................................10
        Summary of Outstanding Debt ..............................................................11
        Debt Maturity Schedule....................................................................13
ACTIVITY REVIEW
        2000 Property Acquisitions................................................................14
        2000 Property Dispositions................................................................15
        Remodeling / Expansion Activities.........................................................16
PORTFOLIO REVIEW
        Property Type Summary.....................................................................17
        Properties by State / Region..............................................................18
        Same Property NOI Analysis................................................................19
        Top Ten Tenants...........................................................................20
        New Lease Summary.........................................................................21
        Lease Expiration Schedule ................................................................22
        Property Portfolio........................................................................23
ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS
        Summary of ERT Development Corporation / NXL Joint Venture Projects.......................31
        ERT Development Corporation Acquisition Activity - Property and Notes Receivable..........34
        ERT Development Corporation Disposition Activity - Property and Notes Receivable..........35

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
COMPANY OVERVIEW / FOURTH QUARTER REVIEW                                 PAGE 2

New Plan Excel Realty Trust, Inc. is one of the nation's largest real estate companies, focusing on the ownership, management, acquisition, development and redevelopment of community and neighborhood shopping centers and garden apartment communities. The Company operates as a self-administered and self-managed REIT, with a national portfolio of 343 properties and total assets of approximately $3 billion. Its properties are strategically located across 31 states and include 284 retail centers, primarily high-quality supermarket or name-brand discount chain anchored, with approximately 36 million square feet of gross leasable area; 53 garden apartment communities containing 12,550 units; and 6 commercial properties.

FOURTH QUARTER REVIEW

FINANCIAL REVIEW

- On October 11, 2000, the Company entered into a two-year swap agreement with Fleet National Bank relating to $125.0 million of the Company's variable rate debt. The agreement effectively fixes the debt at a base rate of 6.67 percent plus applicable spreads associated with the Company's credit facilities.

- On November 3, 2000, the Company extended the maturity on its $122.5 million Revolving Credit Facility I, at original terms, for one year to November 2, 2001.

ACTIVITY REVIEW

- During the fourth quarter, the Company acquired the 10.4 acre Burdine's store site at Clearwater Mall located in Clearwater, Florida for approximately $4.8 million. In total, two properties were acquired during 2000 for an aggregate of approximately $8.1 million, including one shopping center and the Burdine's store site.

- During the fourth quarter, the Company completed the sale of four properties for an aggregate of approximately $11.2 million. Properties sold during the quarter include Lakewood Village Shopping Center, a 114,000 square foot shopping center located in Celina, Ohio; Goldsboro Flea Market, a 80,000 square foot shopping center located in Goldsboro, North Carolina; Via Del Campo, a 21,000 square foot commercial property located in San Diego, California; and a 61,000 square foot single tenant Kmart located in Omaha, Nebraska. In total, twelve properties were sold during 2000 for an aggregate of approximately $57.5 million, including seven shopping centers, four single tenant properties and one commercial property.

PORTFOLIO REVIEW

- At the end of the fourth quarter, approximately 91 percent of the gross leasable area (GLA) at the Company's retail and commercial properties was leased. The average annual base rent (ABR) per leased square foot was $7.86 at December 31, 2000. During the quarter, 60 new leases were signed at an average ABR of $11.23 per square foot. Also during the quarter, 89 renewal leases were signed at an average ABR of $8.89 per square foot, an increase of approximately 13.1 percent over the expiring leases. In total, 267 new leases were signed during 2000 at an average ABR of $11.42 per square foot and 337 renewal leases were signed at an average ABR of $7.73 per square foot, an

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
COMPANY OVERVIEW / FOURTH QUARTER REVIEW                                 PAGE 3

    increase of approximately 7.6 percent over the expiring leases. (The above data does not include Clearwater Mall, a property with redevelopment plans under reevaluation.)

- At the end of the fourth quarter, the Company's garden apartment communities were approximately 91 percent leased. The average monthly base rent per leased unit was $584 at December 31, 2000.

 ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS

- During the fourth quarter, ERT Development Corporation (ERT), the Company's development affiliate, acquired two properties from Wilton Partners, one of its joint venture partners, in consideration for the assumption of $5.2 million of project bank debt outstanding and $1.9 million of notes receivable and accrued interest due to ERT. Properties acquired include Annie Land Plaza, a 43,000 square foot shopping center located in Lovingston, Virginia, and New Market Shopping Center, a 40,000 square foot shopping center located in Varina, Virginia.

- During the fourth quarter, Wilton Partners repaid in full to ERT $11.0 million of notes receivable and accrued and contingent interest on Colonnades West Shopping Center, Miami Gardens, Meadows Tampa and the Wilton Line of Credit. In total, ERT monetized $16.1 million of properties and notes receivable during 2000, including the second quarter sale to Home Depot of its store site and the Wilton Partners notes receivable.

- On October 2, 2000, Wilton Partners relinquished all of its management, development and ownership interests and rights in and to Clearwater Mall and The Mall at 163rd Street in exchange for $1.8 million.

- On November 17, 2000, the Company received $6.4 million of outstanding principal and accrued interest on its note receivable on Atrium on the Bay, a 1,050,000 square foot mixed-use office and retail commercial property located in Toronto, Canada.

- On November 30, 2000, ERT extended the maturity on its note receivable on Festival Pavilions, 34 acres of land being held for retail development located in Escondido, California, to March 2001 in exchange for payment of $418,000 of outstanding principal and accrued interest.

SUBSEQUENT EVENTS

- On January 10, 2001, the Company announced a series of management changes designed to support its business plan to "Refocus the Company on its
    Retail Franchise."   Michael Carroll has transitioned to the position of
    Vice President - Asset Management from his previous post of Vice President
    - Leasing and Dean Bernstein has transitioned to the position of Senior Vice President - Acquisitions / Dispositions from Senior Vice President - Finance, a position he held since 1998. Other management changes include the promotion of Dan Dornfeld to Vice President - Lease Administration, Steven Splain to Director - Accounting and Tax and Stacy Lipschitz to Vice
    President - Corporate Communications.   In addition, the Company announced
    that James DeCicco and Thomas Farrell resigned from their positions as Executive Vice President - Asset Management and Senior Vice President - Acquisitions, respectively.

- On January 11, 2001, ERT acquired Stein Mart Center, a 112,000 square foot shopping center located in Poway, California, from Wilton Partners in consideration for $4.9 million of notes receivable and accrued interest due to ERT.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                  PAGE 4

CORPORATE HEADQUARTERS
New Plan Excel Realty Trust, Inc.
1120 Avenue of the Americas
New York, NY  10036
Phone:  212-869-3000
Fax:  212-869-3989
www.newplanexcel.com

EXCHANGE LISTING
New York Stock Exchange
Common stock:   NXL
Series A preferred stock:  NXLprA
Series B preferred stock:  NXLprB

SENIOR UNSECURED DEBT RATINGS
Standard & Poor's:  BBB
Moody's:  Baa1

QUARTERLY RESULTS
The Company expects to announce quarterly results as follows:

First quarter 2001: May 10, 2001
Second quarter 2001: August 9, 2001
Third quarter 2001: November 8, 2001

TRANSFER AGENT AND REGISTRAR
Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

Fleet National Bank
c/o EquiServe, L.P.
P.O. Box 43010
Providence, RI  02940-3010
Phone:  800-730-6001
www.equiserve.com

CORPORATE COMMUNICATIONS DEPARTMENT
Shareholders seeking financial and operating information may contact:

Stacy Lipschitz
Vice President - Corporate Communications
Phone:  212-869-3000
Fax:  212-869-3989
E-mail:  corporatecommunications@newplanexcel.com
         slipschitz@newplanexcel.com

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
BALANCE SHEETS - CONSOLIDATED                                             PAGE 5
(IN THOUSANDS)

                                                                                       As Of
                                                             ---------------------------------------------------
                                                                    12/31/00         09/30/00         06/30/00
                                                             -----------------  ----------------  --------------
ASSETS:
Land                                                          $       532,240   $       531,837   $     547,386
Buildings and improvements                                          2,310,036         2,262,851       2,240,435
Less: accumulated depreciation and amortization                      (261,504)         (256,582)       (241,735)
                                                             -----------------  ----------------  --------------
  Net real estate                                                   2,580,772         2,538,106       2,546,086
Real estate held for sale                                               9,104            62,824          70,135
Cash and cash equivalents                                               1,170             9,801          13,678
Marketable securities                                                   1,531             1,419           1,426
Receivables
  Trade and notes, net of allowance for doubtful accounts of           43,454            33,620          34,880
  (December 31, 2000- $12,816, September 30, 2000- $13,842,
  June 30, 2000- $14,357, March 31, 2000- $13,532, December
  31, 1999- $13,897)
Other                                                                  11,620            23,160          22,402
Mortgages and notes receivable                                         58,553            59,182          59,585
Prepaid expenses and deferred charges                                   9,320            14,183          12,889
Investment in and loans to ERT Development Corporation                170,004           173,990         170,391
Other assets (1)                                                        8,903             8,634           7,407
                                                             -----------------  ----------------  --------------

      TOTAL ASSETS                                            $     2,894,431   $     2,924,919   $   2,938,879
                                                             =================  ================  ==============

Liabilities:
Mortgages payable, including unamortized premium of           $       328,803   $       336,748   $     338,988
  (December 31, 2000- $7,753, September 30,
  2000- $8,110, June 30, 2000- $8,457, March 31,
  2000- $9,565, December 31, 1999- $9,921)
Notes payable, net of unamortized discount of                         612,992           612,928         622,864
  (December 31, 2000- $2,008, September 30,
  2000- $2,072, June 30, 2000- $2,136, March 31,
  2000- $2,200, December 31, 1999- $2,264)
Credit facilities                                                     243,750           238,721         238,721
Capital leases                                                         29,431            27,351          27,351
Other liabilities (2)                                                  92,145            94,420          86,415
Tenant security deposits                                                7,791             7,851           7,789
                                                             -----------------  ----------------  --------------
  TOTAL LIABILITIES                                                 1,314,912         1,318,019       1,322,128

Minority interest in partnership:                                      23,909            24,244          24,505
                                                             -----------------  ----------------  --------------

Stockholders' equity:
Preferred stock                                                            23                23              23
Common stock                                                              873               876             876
Additional paid-in capital                                          1,695,994         1,708,825       1,708,825
Add: unrealized gain on securities reported at fair value                 555               443             450
Less: accumulated distributions in excess of net income              (141,835)         (127,511)       (117,928)
                                                             -----------------  ----------------  --------------
  TOTAL STOCKHOLDERS' EQUITY                                        1,555,610         1,582,656       1,592,246
                                                             -----------------  ----------------  --------------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $     2,894,431   $     2,924,919   $   2,938,879
                                                             =================  ================  ==============

                                                                           As Of
                                                             -----------------------------------
                                                                 03/31/00         12/31/99
                                                             --------------     ----------------
ASSETS:
Land                                                          $    552,411      $       552,146
Buildings and improvements                                       2,311,499            2,328,499
Less: accumulated depreciation and amortization                   (229,218)            (216,274)
                                                             --------------     ----------------
  Net real estate                                                2,634,692            2,664,371
Real estate held for sale                                           21,634                    -
Cash and cash equivalents                                           19,207               10,834
Marketable securities                                                1,310                1,190
Receivables
  Trade and notes, net of allowance for doubtful accounts of        30,907               30,225
  (December 31, 2000- $12,816, September 30, 2000- $13,842,
  June 30, 2000- $14,357, March 31, 2000- $13,532, December
  31, 1999- $13,897)
Other                                                               20,870               15,825
Mortgages and notes receivable                                      60,198               59,142
Prepaid expenses and deferred charges                               15,527               13,076
Investment in and loans to ERT Development Corporation             157,220              150,432
Other assets (1)                                                     6,987                8,046
                                                             --------------     ----------------

      TOTAL ASSETS                                            $  2,968,552      $     2,953,141
                                                             ==============     ================

Liabilities:
Mortgages payable, including unamortized premium of           $    331,906      $       341,643
  (December 31, 2000- $7,753, September 30,
  2000- $8,110, June 30, 2000- $8,457, March 31,
  2000- $9,565, December 31, 1999- $9,921)
Notes payable, net of unamortized discount of                      662,800              662,736
  (December 31, 2000- $2,008, September 30,
  2000- $2,072, June 30, 2000- $2,136, March 31,
  2000- $2,200, December 31, 1999- $2,264)
Credit facilities                                                  230,721              188,721
Capital leases                                                      27,351               27,351
Other liabilities (2)                                               85,577               88,591
Tenant security deposits                                             7,681                7,480
                                                             --------------     ----------------
  TOTAL LIABILITIES                                              1,346,036            1,316,522

Minority interest in partnership:                                   24,802               25,100
                                                             --------------     ----------------

Stockholders' equity:
Preferred stock                                                         23                   23
Common stock                                                           876                  875
Additional paid-in capital                                       1,708,825            1,708,186
Add: unrealized gain on securities reported at fair value              334                  214
Less: accumulated distributions in excess of net income           (112,344)             (97,779)
                                                             --------------     ----------------
  TOTAL STOCKHOLDERS' EQUITY                                     1,597,714            1,611,519
                                                             --------------     ----------------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $  2,968,552      $     2,953,141
                                                             ==============     ================




(1) Other assets includes: deposits, real estate tax escrow and fixed assets.

(2) Other liabilities includes: amounts payable for dividends, real estate taxes, interest, payroll and normal vendor payables.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
BALANCE SHEETS - ERT DEVELOPMENT CORPORATION                              PAGE 6
(IN THOUSANDS)

                                                                                                As Of
                                                                  ----------------------------------------------------------------
                                                                   12/31/00     09/30/00      06/30/00     03/31/00     12/31/99
                                                                  -----------  -----------   -----------  -----------  -----------
Assets:
Land                                                               $  31,918    $  29,295     $  29,295    $  29,982    $  29,974
Buildings and improvements                                           165,274      158,918       157,923      160,418      158,245
Less: accumulated depreciation and amortization                      (11,680)     (10,482)       (9,323)      (8,235)      (7,149)
                                                                  -----------  -----------   -----------  -----------  -----------
  Net real estate                                                    185,512      177,731       177,895      182,165      181,070
Cash and cash equivalents                                              2,065        1,580         3,067       11,090       11,459
Receivables
  Trade and notes, net of allowance for doubtful accounts of           5,525        4,658         4,923        4,523        4,768
  (December 31, 2000- $5,133, September 30, 2000- $6,038,
  June 30, 2000- $5,566, March 31, 2000- $4,693, December 31,
  1999- $3,197)
Mortgages, notes and interest receivable from developers              61,339       69,533        64,897       40,213       40,074
Other investments (1)                                                  3,621        3,261         3,212        3,264        3,654
Prepaid expenses and deferred charges                                  5,430        5,708         5,065        4,794        4,617
                                                                  -----------  -----------   -----------  -----------  -----------

  TOTAL ASSETS                                                     $ 263,492    $ 262,471     $ 259,059    $ 246,049    $ 245,642
                                                                  ===========  ===========   ===========  ===========  ===========

Liabilities:
Mortgages payable to New Plan Excel Realty Trust, Inc.             $  85,724    $  84,424     $  81,824    $  58,900    $       -
Notes and accounts payable to New Plan Excel Realty Trust, Inc.       69,394       72,267        70,764       78,003      128,903
Interest payable to New Plan Excel Realty Trust, Inc.                 28,528       27,437        22,866       21,096       16,415
Mortgages payable to third parties                                    83,650       78,475        78,475       78,475       84,013
Other liabilities (2)                                                  9,837       10,005        10,192       10,625       12,085
                                                                  -----------  -----------   -----------  -----------  -----------
  TOTAL LIABILITIES                                                  277,133      272,608       264,121      247,099      241,416

Stockholders' equity:
Preferred stock                                                            1            1             1            1            1
Retained earnings                                                    (13,642)     (10,138)       (5,063)      (1,051)       4,225
                                                                  -----------  -----------   -----------  -----------  -----------
  TOTAL STOCKHOLDERS' EQUITY                                         (13,641)     (10,137)       (5,062)      (1,050)       4,226
                                                                  -----------  -----------   -----------  -----------  -----------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $ 263,492    $ 262,471     $ 259,059    $ 246,049    $ 245,642
                                                                  ===========  ===========   ===========  ===========  ===========

(1) Represents direct equity investments in Vail Ranch II and The Centre at Preston Ridge joint venture projects.

(2) Other liabilities includes: interest payable to third parties, accounts payable and accrued liabilities.

In 1995, ERT Development Corporation (ERT) was organized to finance, acquire, develop, hold and sell real estate in the short-term for capital gains and/or to receive fee income.

The Company owns 100% of the outstanding preferred shares of ERT.

The preferred shares are entitled to 95% of the economic interest in ERT.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
INCOME STATEMENTS - CONSOLIDATED                                         PAGE 7
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                                          Three Months Ended
                                                                    -------------------------------------------------------------
                                                                    12/31/00    09/30/00     06/30/00    03/31/00     12/31/99
                                                                    ----------- ------------ ----------- ----------- ------------
REVENUES:
Rental revenues                                                      $  87,051   $   86,318   $  87,050   $  87,977   $   89,155
Percentage rents                                                         1,977        1,184       2,068       2,202        1,642
Expense reimbursements                                                  15,657       13,139      13,421      13,219       13,310
Interest, dividend and other income                                      8,175        7,477       7,353       7,422        8,453
Equity participation in ERT (1)                                         (3,504)      (5,075)     (4,012)     (5,276)      (3,469)
Foreign currency gain (loss)                                               (29)        (116)       (276)        (16)         182
                                                                    ----------- ------------ ----------- ----------- ------------
 TOTAL REVENUES                                                        109,327      102,927     105,604     105,528      109,273
                                                                    ----------- ------------ ----------- ----------- ------------

EXPENSES:
Operating costs                                                         24,039       20,436      21,015      23,189       23,272
Real estate and other taxes                                             10,133       10,466      10,931      10,789       10,194
Interest expense                                                        23,610       23,193      23,539      22,573       22,160
Depreciation and amortization                                           17,365       15,591      15,554      15,989       15,991
Provision for doubtful accounts                                          1,923          776       1,372         754        1,124
Non-recurring charges                                                    1,280            1         915       2,749           10
General and administrative (1)                                           1,791        1,140       2,581       1,997          624
                                                                    ----------- ------------ ----------- ----------- ------------
 TOTAL EXPENSES                                                         80,141       71,603      75,907      78,040       73,375
                                                                    ----------- ------------ ----------- ----------- ------------

Income before real estate sales and minority interest                   29,186       31,324      29,697      27,488       35,898
Gain (loss) on sale of real estate                                         101        1,185       7,915          (1)       7,765
Impairment of real estate                                               (1,720)           -      (1,900)          -            -
Minority interest in income of partnership                                (197)        (276)       (241)       (238)        (295)
                                                                    ----------- ------------ ----------- ----------- ------------
 NET INCOME BEFORE EXTRAORDINARY INCOME                                 27,370       32,233      35,471      27,249       43,368
Extraordinary income (2)                                                     -            -         758           -            -
                                                                    ----------- ------------ ----------- ----------- ------------
 NET INCOME                                                          $  27,370   $   32,233   $  36,229   $  27,249   $   43,368
                                                                    =========== ============ =========== =========== ============

 ------------------------------------------------------------------------------------------------------- ------------------------
 NET INCOME PER COMMON SHARE - BASIC (BEFORE EXTRAORDINARY ITEMS)    $    0.25   $     0.30   $    0.34   $    0.25   $     0.43
 NET INCOME PER COMMON SHARE - DILUTED (BEFORE EXTRAORDINARY ITEMS)       0.25         0.30        0.34        0.25         0.42
 ------------------------------------------------------------------------------------------------------- ------------------------

Weighted average common shares outstanding - basic                      87,524       87,651      87,651      87,607       88,314
ERP partnership units                                                    1,235        1,235       1,235       1,235        1,235
Options                                                                     12          134         128         189           71
                                                                    ----------- ------------ ----------- ----------- ------------
Weighted average common shares outstanding - diluted                    88,771       89,020      89,014      89,031       89,620
                                                                     =========== ============ =========== =========== ===========

                                                                                                           Twelve Months Ended
                                                                     ------------------------------------------------------------
                                                                      09/30/99    06/30/99    03/31/99    12/31/00     12/31/99
                                                                     ----------- ----------- ----------- ----------- ------------
REVENUES:
Rental revenues                                                       $  88,627   $  88,620   $  87,482   $ 348,396   $  353,884
Percentage rents                                                          1,039       1,617       1,552       7,431        5,850
Expense reimbursements                                                   12,991      13,157      15,289      55,436       54,747
Interest, dividend and other income                                       6,072       5,891       5,625      30,427       26,041
Equity participation in ERT (1)                                            (597)       (126)      1,023     (17,867)      (3,169)
Foreign currency gain (loss)                                                 35         262         195        (437)         674
                                                                     ----------- ----------- ----------- ----------- ------------
 TOTAL REVENUES                                                         108,167     109,421     111,166     423,386      438,027
                                                                     ----------- ----------- ----------- ----------- ------------

EXPENSES:
Operating costs                                                          23,305      20,747      23,288      88,679       90,612
Real estate and other taxes                                               9,683       9,546       9,506      42,319       38,929
Interest expense                                                         20,895      19,410      18,947      92,915       81,412
Depreciation and amortization                                            15,523      15,759      15,639      64,499       62,912
Provision for doubtful accounts                                           1,717       1,897       1,406       4,825        6,144
Non-recurring charges                                                        58       8,429           -       4,945        8,497
General and administrative (1)                                            2,290       1,497       2,254       7,509        6,665
                                                                     ----------- ----------- ----------- ----------- ------------
 TOTAL EXPENSES                                                          73,471      77,285      71,040     305,691      295,171
                                                                     ----------- ----------- ----------- ----------- ------------

Income before real estate sales and minority interest                    34,696      32,136      40,126     117,695      142,856
Gain (loss) on sale of real estate                                          191           -           -       9,200        7,956
Impairment of real estate                                                     -           -           -      (3,620)           -
Minority interest in income of partnership                                 (199)       (348)       (457)       (952)      (1,299)
                                                                     ----------- ----------- ----------- ------------------------
 NET INCOME BEFORE EXTRAORDINARY INCOME                                  34,688      31,788      39,669     122,323      149,513
Extraordinary income (2)                                                      -           -           -         758            -
                                                                     ----------- ----------- ----------- ----------- ------------
 NET INCOME                                                           $  34,688   $  31,788   $  39,669   $ 123,081   $  149,513
                                                                     =========== =========== =========== =========== ============

 ------------------------------------------------------------------------------------------- ------------------------------------
 NET INCOME PER COMMON SHARE - BASIC (BEFORE EXTRAORDINARY ITEMS)     $    0.33   $    0.29   $    0.38   $    1.14   $     1.43
 NET INCOME PER COMMON SHARE - DILUTED (BEFORE EXTRAORDINARY ITEMS)        0.32        0.29        0.38        1.13         1.42
 ------------------------------------------------------------------------------------------- ------------------------------------

Weighted average common shares outstanding - basic                       88,718      88,815      88,804      87,608       88,662
ERP partnership units                                                     1,366       2,220       2,202       1,235        1,756
Options                                                                      21          78         388         108           22
                                                                     ----------- ----------- ----------- ----------- ------------
Weighted average common shares outstanding - diluted                     90,105      91,113      91,394      88,951       90,440
                                                                     =========== =========== =========== =========== ============


(1) As of 4Q 1999, the Company allocates approximately 20% of senior management time to ERT, reducing equally Equity participation in ERT and General and administrative expenses.

(2) 2Q 2000 write-off of mortgage premium resulting from prepayment of Circle Center mortgage.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
INCOME STATEMENTS - ERT DEVELOPMENT CORPORATION                          PAGE 8
(IN THOUSANDS)

                                                                                       Three Months Ended
                                                        -------------------------------------------------
                                                        12/31/00   09/30/00  06/30/00  03/31/00  12/31/99
                                                        ---------  --------  --------  --------  --------
Revenues:
Rental revenues                                          $ 3,790   $ 3,588   $ 3,981   $ 4,629   $ 5,392
Percentage rents                                             338       255       302       (86)      590
Expense reimbursements                                     1,336       828       907     1,152       743
Gain (loss) in equity affiliate (1)                          312         -         -         -    (1,822)
Interest, dividend and other income                        1,995     1,336     1,635       761     1,023
                                                        ---------  --------  --------  --------  --------
    TOTAL REVENUES                                         7,771     6,007     6,825     6,456     5,926
                                                        ---------  --------  --------  --------  --------

Expenses:
Operating costs                                            2,584     3,200     2,596     2,781       135
Real estate and other taxes                                  168       449       516       389       403
Interest expense to New Plan Excel Realty Trust, Inc.      4,634     4,571     4,613     4,681     4,011
Interest expense                                           1,361     1,191     1,122     1,249     2,745
Depreciation and amortization                              1,230     1,200     1,200     1,116     1,606
Provision for doubtful accounts                            1,298       471       790     1,516       495
                                                        ---------  --------  --------  --------  --------
    TOTAL EXPENSES                                        11,275    11,082    10,837    11,732     9,395
                                                        ---------  --------  --------  --------  --------

    NET INCOME (LOSS)                                    $(3,504)  $(5,075)  $(4,012)  $(5,276)  $(3,469)
                                                        =========  ========  ========  ========  ========



                                                                                        Twelve Months Ended
                                                        -----------------------------  --------------------
                                                        09/30/99   06/30/99  03/31/99  12/31/00   12/31/99
                                                        --------   --------  --------  ---------  ---------
Revenues:
Rental revenues                                          $ 1,441   $ 1,540   $ 3,383   $ 15,988   $ 11,756
Percentage rents                                             111        73         3        809        777
Expense reimbursements                                       534       465       579      4,223      2,321
Gain (loss) in equity affiliate (1)                         (408)     (343)     (894)       312     (3,467)
Interest, dividend and other income                        2,611     2,778     2,308      5,727      8,720
                                                        --------   --------  --------  ---------  ---------
    TOTAL REVENUES                                         4,289     4,513     5,379     27,059     20,107
                                                        --------   --------  --------  ---------  ---------

Expenses:
Operating costs                                              831       790       584     11,161      2,340
Real estate and other taxes                                  225       169        47      1,522        844
Interest expense to New Plan Excel Realty Trust, Inc.      3,660     3,566     3,605     18,499     14,842
Interest expense                                               5         8         -      4,923      2,758
Depreciation and amortization                                 87       106       107      4,746      1,906
Provision for doubtful accounts                               78         -        13      4,075        586
                                                        --------   --------  --------  ---------  ---------
    TOTAL EXPENSES                                         4,886     4,639     4,356     44,926     23,276
                                                        --------   --------  --------  ---------  ---------

    NET INCOME (LOSS)                                     $ (597)   $ (126)  $ 1,023   $(17,867)   $(3,169)
                                                        ========   ========  ========  =========  =========


(1) Prior to 4Q 1999, ERT owned less than 50% of Pointe*Orlando and accounted for the property using the equity method.

In 1995, ERT Development Corporation (ERT) was organized to finance, acquire, develop, hold and sell real estate in the short-term for capital gains and/or to receive fee income.

The Company owns 100% of the outstanding preferred shares of ERT.

The preferred shares are entitled to 95% of the economic interest in ERT.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
FUNDS FROM OPERATIONS / FUNDS AVAILABLE FOR DISTRIBUTION                 PAGE 9
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                         Three Months Ended
                                                                           -------------------------------------------------
                                                                           12/31/00  09/30/00  06/30/00  03/31/00  12/31/99
                                                                           --------  --------  --------  --------  --------
Funds from Operations: (1)
Net income before extraordinary item                                       $ 27,370  $ 32,233  $ 35,471  $ 27,249  $ 43,368
Add:
Depreciation and amortization
    New Plan Excel real estate assets                                        17,365    15,591    15,554    15,989    15,991
    ERT real estate assets                                                    1,407     1,200     1,200     1,116     1,986
Impairment of real estate                                                     1,720         -     1,900         -         -
Deduct:
Preferred A dividends                                                          (800)     (800)     (800)     (800)     (800)
Preferred B dividends                                                        (3,396)   (3,396)   (3,396)   (3,396)   (3,396)
Preferred D dividends                                                        (1,463)   (1,463)   (1,462)   (1,463)   (1,461)
Loss (gain) on sale of New Plan Excel real estate                              (101)   (1,185)   (7,915)        1    (7,765)
                                                                           --------  --------  --------  --------  --------
    FUNDS FROM OPERATIONS - BASIC                                            42,102    42,180    40,552    38,696    47,923
Add:
Preferred A dividends                                                           800       800       800       800       800
Minority interest in income of partnership                                      197       276       241       238       295
                                                                           --------  --------  --------  --------  --------
    FUNDS FROM OPERATIONS - DILUTED                                        $ 43,099  $ 43,256  $ 41,593  $ 39,734  $ 49,018
                                                                           ========  ========  ========  ========  ========

    -----------------------------------------------------------------------------------------------------------------------
    FUNDS FROM OPERATIONS PER SHARE - BASIC                                $   0.48  $   0.48  $   0.46  $   0.44  $   0.54
    FUNDS FROM OPERATIONS PER SHARE - DILUTED                                  0.48      0.48      0.46      0.44      0.54
    -----------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding - basic                           87,524    87,651    87,651    87,607    88,314
ERP partnership units                                                         1,235     1,235     1,235     1,235     1,235
Options                                                                          12       134       128       189        71
Dilutive effect of convertible Preferred A                                    1,874     1,874     1,874     1,874     1,874
                                                                           --------  --------  --------  --------  --------
Weighted average common shares outstanding - diluted                         90,645    90,894    90,888    90,905    91,494
                                                                           ========  ========  ========  ========  ========

Funds Available for Distribution:
Funds from operations - diluted                                            $ 43,099  $ 43,256  $ 41,593  $ 39,734  $ 49,018
Straight line rents                                                            (542)     (436)     (753)     (717)     (921)
Tenant improvements                                                            (683)     (522)   (1,485)   (1,843)   (1,705)
Leasing commissions                                                            (210)     (223)     (225)     (217)     (359)
Building improvements capitalized                                            (4,413)   (1,464)   (1,963)   (1,624)   (2,524)
                                                                           --------  --------  --------  --------  --------
    FUNDS AVAILABLE FOR DISTRIBUTION                                       $ 37,251  $ 40,611  $ 37,167  $ 35,333  $ 43,509
                                                                           ========  ========  ========  ========  ========

Dividend per Common share                                                  $0.41250  $0.41250 $ 0.41250 $ 0.41250 $ 0.41000
Dividend per Preferred A share                                              0.53125   0.53125   0.53125   0.53125   0.53125
Dividend per Preferred B share                                              0.53906   0.53906   0.53906   0.53906   0.53906
Dividend per Preferred D share                                              0.97500   0.97500   0.97500   0.97500   0.97500

Common dividends                                                           $ 36,156  $ 36,156  $ 36,156  $ 36,156  $ 35,939
Preferred A dividends                                                           800       800       800       800       800
Preferred B dividends                                                         3,396     3,396     3,396     3,396     3,396
Preferred D dividends                                                         1,463     1,463     1,462     1,463     1,461
                                                                           --------  --------  --------  --------  --------
    TOTAL DISTRIBUTIONS                                                    $ 41,815  $ 41,815  $ 41,814  $ 41,815  $ 41,596
                                                                           ========  ========  ========  ========  ========

Payout ratio of common dividends/diluted funds from operations (2)              81%       84%       85%       85%       73%
Payout ratio of common dividends/funds available for distribution (2)           94%       89%       95%       95%       83%




                                                                                                         Twelve Months Ended
                                                                           ----------------------------  -------------------
                                                                           09/30/99  06/30/99  03/31/99  12/31/00  12/31/99
                                                                           --------  --------  --------  --------  ---------
Funds from Operations: (1)
Net income before extraordinary item                                       $ 34,688  $ 31,788  $ 39,669  $122,323  $149,513
Add:
Depreciation and amortization
    New Plan Excel real estate assets                                        15,523    15,759    15,639    64,499    62,912
    ERT real estate assets                                                    1,491       106       107     4,923     3,690
Impairment of real estate                                                         -         -         -     3,620         -
Deduct:
Preferred A dividends                                                          (800)     (800)     (943)   (3,200)   (3,343)
Preferred B dividends                                                        (3,396)   (3,396)   (3,396)  (13,584)  (13,584)
Preferred D dividends                                                        (1,463)   (1,463)   (1,463)   (5,851)   (5,850)
Loss (gain) on sale of New Plan Excel real estate                              (191)        -         -    (9,200)   (7,956)
                                                                           --------  --------  --------  --------  --------
    FUNDS FROM OPERATIONS - BASIC                                            45,852    41,994    49,613   163,530   185,382
Add:
Preferred A dividends                                                           800       800       943     3,200     3,343
Minority interest in income of partnership                                      199       348       457       952     1,299
                                                                           --------  --------  --------  --------  --------
    FUNDS FROM OPERATIONS - DILUTED                                        $ 46,851  $ 43,142  $ 51,013  $167,682  $190,024
                                                                           ========  ========  ========  ========  ========

    -----------------------------------------------------------------------------------------------------------------------
    FUNDS FROM OPERATIONS PER SHARE - BASIC                                $   0.52  $   0.47  $   0.56  $   1.87  $   2.09
    FUNDS FROM OPERATIONS PER SHARE - DILUTED                                  0.51      0.46      0.54      1.85      2.06
    -----------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding - basic                           88,718    88,815    88,804    87,608    88,662
ERP partnership units                                                         1,366     2,220     2,202     1,235     1,756
Options                                                                          21        78       388       108        22
Dilutive effect of convertible Preferred A                                    1,874     1,977     2,297     1,874     2,004
                                                                           --------  --------  --------  --------  --------
Weighted average common shares outstanding - diluted                         91,979    93,090    93,691    90,825    92,444
                                                                           ========  ========  ========  ========  ========

Funds Available for Distribution:
Funds from operations - diluted                                            $ 46,851  $ 43,142  $ 51,013  $167,682  $190,024
Straight line rents                                                          (1,060)     (683)   (1,017)   (2,448)   (3,681)
Tenant improvements                                                            (958)   (2,043)   (1,127)   (4,533)   (5,833)
Leasing commissions                                                            (128)     (155)     (210)     (875)     (852)
Building improvements capitalized                                              (968)   (1,571)   (1,214)   (9,464)   (6,277)
                                                                           --------  --------  --------  --------  --------
    FUNDS AVAILABLE FOR DISTRIBUTION                                       $ 43,737  $ 38,690  $ 47,445  $150,362  $173,381
                                                                           ========  ========  ========  ========  ========

Dividend per Common share                                                  $0.40750  $0.40500  $0.40250  $1.65000  $1.62500
Dividend per Preferred A share                                              0.53125   0.53125   0.53125   2.12500   2.12500
Dividend per Preferred B share                                              0.53906   0.53906   0.53906   2.15624   2.15624
Dividend per Preferred D share                                              0.97500   0.97500   0.97500   3.90000   3.90000
                                                                                                               -
Common dividends                                                           $ 36,179  $ 35,807  $ 35,801  $144,624  $143,726
Preferred A dividends                                                           800       800       943     3,200     3,343
Preferred B dividends                                                         3,396     3,396     3,396    13,584    13,584
Preferred D dividends                                                         1,463     1,463     1,463     5,851     5,850
                                                                           --------  --------  --------  --------  --------
    TOTAL DISTRIBUTIONS                                                    $ 41,838  $ 41,466  $ 41,603  $167,259  $166,503
                                                                           ========  ========  ========  ========  ========

Payout ratio of common dividends/diluted funds from operations (2)              77%       69%       70%       84%       72%
Payout ratio of common dividends/funds available for distribution (2)           83%       76%       75%       93%       79%





(1) Funds from operations for prior periods has been restated to conform to the NAREIT definition effective January 1, 2000 which requires inclusion of both recurring and non-recurring results of operations.

(2) Excludes non-recurring charges relating to executive resignations.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
SELECTED FINANCIAL RATIOS / DATA                                         PAGE 10
(In thousands, except per share amounts)

                                                                                                         Three Months Ended
                                                        -------------------------------------------------------------------------
                                                         12/31/00       09/30/00        06/30/00        03/31/00       12/31/99
                                                        -------------  -------------  -------------  -------------  -------------
DEBT COVERAGE RATIOS:
 Interest coverage ratio (EBITDA /interest expense)            2.90 x         3.07 x         3.17 x         2.92 x         3.69 x
 Debt service coverage (EBITDA/(interest expense +             2.67 x         2.82 x         2.88 x         2.62 x         3.30 x
 scheduled principal payments))
 Fixed charge coverage (EBITDA/(interest expense +             2.19 x         2.31 x         2.36 x         2.14 x         2.69 x
 scheduled principal payments + preferred dividends))

DEBT/EQUITY RATIOS:
 Total debt/total market capitalization                       46.6%          45.6%          47.0%          46.7%          43.1%
 Total debt/total equity market capitalization                87.2%          84.0%          88.8%          87.5%          75.7%
 Total debt/total book assets                                 42.0%          41.6%          41.8%          42.2%          41.3%

OVERHEAD RATIOS:
 Annualized G&A/total assets                                  0.25%          0.16%          0.35%          0.27%          0.08%
 G&A/total revenues (excluding currency change)               1.64%          1.11%          2.44%          1.89%          0.57%

CAPITALIZED INTEREST:                                   $        77    $        82    $        79    $       198    $         -

MARKET CAPITALIZATION CALCULATIONS:
 Common shares outstanding                                   87,320         87,651         87,651         87,651         87,555
 Preferred A shares outstanding                               1,507          1,507          1,507          1,507          1,507
 Preferred B shares outstanding                               6,300          6,300          6,300          6,300          6,300
 Preferred D shares outstanding                               1,500          1,500          1,500          1,500          1,500

 Common stock price end of period                       $     13.13    $     13.69    $     13.00    $     13.75    $     15.81
 Preferred A price end of period                              21.00          20.85          22.25          19.25          21.25
 Preferred B price end of period                              22.25          22.50          21.50          19.50          19.31
 Preferred D price end of period                              50.00          50.00          50.00          50.00          50.00

 Common market equity at end of period                  $ 1,146,080    $ 1,199,938    $ 1,139,459    $ 1,205,197    $ 1,384,467
 Preferred market equity at end of period                   246,817        248,166        243,976        226,856        228,691
                                                        -------------  -------------  -------------  -------------  -------------
 Total equity market capitalization                       1,392,897      1,448,104      1,383,435      1,432,053      1,613,158
 Total debt end of period                                 1,214,976      1,215,748      1,227,924      1,252,778      1,220,451
                                                        -------------  -------------  -------------  -------------  -------------
 TOTAL MARKET CAPITALIZATION                            $ 2,607,873    $ 2,663,852    $ 2,611,359    $ 2,684,831    $ 2,833,609
                                                        =============  =============  =============  =============  =============

EBITDA CALCULATION:
 Net income before extraordinary income                 $    27,370    $    32,233    $    35,471    $    27,249    $    43,368
 Depreciation and amortization                               17,365         15,591         15,554         15,989         15,991
 Income Taxes                                                   119            127            167             98            352
 Interest expense                                            23,610         23,193         23,539         22,573         22,160
                                                        -------------  -------------  -------------  -------------  -------------
 EBITDA                                                 $    68,464    $    71,144    $    74,731    $    65,909    $    81,871
                                                        =============  =============  =============  =============  =============



                                                                                                           Twelve Months Ended
                                                          -------------------------------------------  ----------------------------
                                                            09/30/99       06/30/99      03/31/99       12/31/00       12/31/99
                                                          -------------  -------------  -------------  -------------  -------------
DEBT COVERAGE RATIOS:
    Interest coverage ratio (EBITDA /interest expense)           3.40 x         3.45 x         3.92 x         3.02 x         3.61 x
    Debt service coverage (EBITDA/(interest expense +            3.03 x         3.06 x         3.56 x         2.75 x         3.23 x
    scheduled principal payments))
    Fixed charge coverage (EBITDA/(interest expense +            2.44 x         2.43 x         2.78 x         2.25 x         2.58 x
    scheduled principal payments + preferred dividends))

DEBT/EQUITY RATIOS:
    Total debt/total market capitalization                      38.8%          38.1%          35.9%          46.6%          43.1%
    Total debt/total equity market capitalization               63.5%          61.6%          56.1%          87.2%          75.7%
    Total debt/total book assets                                39.5%          39.1%          37.9%          42.0%          41.3%

OVERHEAD RATIOS:
    Annualized G&A/total assets                                 0.31%          0.20%          0.31%          0.26%          0.27%
    G&A/total revenues (excluding currency change)              2.12%          1.37%          2.03%          1.77%          1.52%

CAPITALIZED INTEREST:                                     $         -    $         -    $       126    $       436    $       126

MARKET CAPITALIZATION CALCULATIONS:
    Common shares outstanding                                  88,784         88,404         88,947         87,320         87,555
    Preferred A shares outstanding                              1,507          1,507          1,775          1,507          1,507
    Preferred B shares outstanding                              6,300          6,300          6,300          6,300          6,300
    Preferred D shares outstanding                              1,500          1,500          1,500          1,500          1,500

    Common stock price end of period                      $     17.81    $     18.00    $     19.19    $     13.13    $     15.81
    Preferred A price end of period                             23.38          27.00          25.19          21.00          21.25
    Preferred B price end of period                             23.13          24.75          24.94          22.25          19.31
    Preferred D price end of period                             50.00          50.00          50.00          50.00          50.00

    Common market equity at end of period                 $ 1,581,460    $ 1,591,271    $ 1,706,665    $ 1,146,080    $ 1,384,467
    Preferred market equity at end of period                  255,908        271,608        276,817        246,817        228,691
                                                          -------------  -------------  -------------  -------------  -------------
    Total equity market capitalization                      1,837,368      1,862,879      1,983,482      1,392,897      1,613,158
    Total debt end of period                                1,166,137      1,146,679      1,112,635      1,214,976      1,220,451
                                                          -------------  -------------  -------------  -------------  -------------
    TOTAL MARKET CAPITALIZATION                           $ 3,003,505    $ 3,009,558    $ 3,096,117    $ 2,607,873    $ 2,833,609
                                                          =============  =============  =============  =============  =============

EBITDA CALCULATION:
    Net income before extraordinary income                $    34,688    $    31,788    $    39,669    $   122,323    $   149,513
    Depreciation and amortization                              15,523         15,759         15,639         64,499         62,912
    Income Taxes                                                    -              -              -            511            352
    Interest expense                                           20,895         19,410         18,947         92,915         81,412
                                                          -------------  -------------  -------------  -------------  -------------
    EBITDA                                                $    71,106    $    66,957    $    74,255    $   280,248    $   294,189
                                                          =============  =============  =============  =============  =============



The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
SUMMARY OF OUTSTANDING DEBT                                             PAGE 11
(IN THOUSANDS)

                                                                                                 Actual                Percent of
                                                                                   Outstanding  Interest   Maturity      Total
                                          Lender                                     Balance      Rate       Date     Indebtedness
                                          -----------------------------            ----------    ------   ---------   ------------
FIXED RATE DEBT:
  SECURED MORTGAGE INDEBTEDNESS
  Factory Merchants-Barstow               NY Life Insurance                         $ 8,642      10.750%   08/10/01      0.71%
  Maison Deville Apartments               Abraham Mitchell                            4,625       7.000%   09/01/01      0.38%
  Maison Imperial Apartments              Abraham Mitchell                            1,750       7.000%   09/01/01      0.14%
  Plantation Apartments                   Abraham Mitchell                            1,000       7.000%   09/01/01      0.08%
  Wisteria Village                        First Tennessee Bank                        2,176       6.800%   09/01/01      0.18%
  Knollwood Apartments                    Abraham Mitchell                            6,027       6.750%   04/01/02      0.50%
  Kmart Plaza (Elizabethtown)             Guardian Life Insurance                     4,680       9.530%   06/01/02      0.39%
  Hillcrest Apartments                    Abraham Mitchell                            1,253       6.750%   07/01/02      0.10%
  Eastgreen On The Commons Apartments     Bank Of America                             5,557       7.600%   11/15/02      0.46%
  Northgate Apartments                    Bank Of America                             6,934       7.600%   11/15/02      0.57%
  Polo Run Apartments                     Bank Of America                             4,326       7.600%   11/15/02      0.36%
  Tara Apartments                         Bank Of America                             3,142       7.600%   11/15/02      0.26%
  Lake Drive Plaza                        Monumental Life Insurance                   3,602       7.200%   04/01/03      0.30%
  Roanoke Landing                         American Express                            5,742       7.200%   04/03/03      0.47%
  Hunting Hills                           Nationwide Life Insurance                   4,024       8.250%   05/01/03      0.33%
  Valley Fair Mall                        Lincoln National Life                      16,439       7.600%   01/01/04      1.36%
  Briggsmore Plaza                        AETNA Life                                    895       8.288%   08/01/04      0.07%
  Stillwater Office Bldg.                 Stillwater Group                              227       8.000%   12/01/04      0.02%
  Genesee Valley Shopping Center          Nationwide Life Insurance                   8,236       8.850%   02/10/05      0.68%
  Grant Mills Station                     Nationwide Life Insurance                   7,243       8.850%   02/10/05      0.60%
  Lagniappe Village Shopping Center       Nationwide Life Insurance                   6,195       8.850%   02/10/05      0.51%
  Mist Lake Plaza                         Nationwide Life Insurance                   9,151       8.850%   02/10/05      0.76%
  River Run Centre                        Fifth Third Real Estate Capital Markets     2,494       8.850%   02/10/05      0.21%
  Roundtree Place                         Nationwide Life Insurance                   6,735       8.850%   02/10/05      0.56%
  Charter Pointe Apartments               Morgan Guaranty Trust Company of New York   4,983       7.500%   03/01/06      0.41%
  Montebello Plaza                        Nationwide Life Insurance                   7,023       9.625%   03/05/07      0.58%
  Crown Point                             Jackson National Life Insurance             7,579       8.120%   05/01/07      0.63%
  Westminster City Center                 Wells Fargo                                29,472       6.690%   02/01/08      2.44%
  The Club Apartments                     Tax Exempt Bonds                            6,145       5.650%   06/01/08      0.51%
  Brice Park                              USG Annuity and Life                        4,413       7.875%   02/01/09      0.36%
  London Marketplace                      Aegon USA Realty                            4,909       8.265%   04/01/09      0.41%
  Paradise Plaza                          CIGNA                                       2,363       9.150%   04/15/09      0.20%
  Saddletree Village Shopping Center      Aegon USA Realty                            1,867       8.250%   05/22/10      0.15%
  Hampton Village Centre                  Deutsche Banc                              29,887       8.530%   06/30/10      2.47%
  Greentree                               San Francisco Retirement Fund               5,254       8.240%   10/01/10      0.43%
  Habersham Crossing                      San Francisco Retirement Fund               3,868       8.240%   10/01/10      0.32%
  Merchant's Central                      San Francisco Retirement Fund               6,530       8.240%   10/01/10      0.54%
  Northside Plaza                         San Francisco Retirement Fund               2,293       8.240%   10/01/10      0.19%
  Johnstown Galleria Outparcel            Protective Life                             3,150       8.000%   07/11/11      0.26%
  Irving West                             Protective Life                             2,598       8.500%   09/30/11      0.21%
  Chapel Square                           American National Insurance                 1,915       9.250%   02/01/13      0.16%
  Northgate                               Shoptaw James                               7,400       8.750%   06/30/13      0.61%
  Perry Marketplace                       American Express                            6,415       9.000%   10/01/13      0.53%
  Riverview Plaza                         Protective Life                             5,144       8.625%   09/01/15      0.43%
  Stratford Commons                       Protective Life                             5,660       8.125%   10/01/15      0.47%
                                                                                  ----------   ----------              --------
  TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS                                  $ 269,963       8.095%                22.33%



NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
SUMMARY OF OUTSTANDING DEBT (CONT'D)                                     PAGE 12
(IN THOUSANDS)


                                                                                                  Actual                Percent of
                                                                                   Outstanding   Interest    Maturity     Total
                                               Lender                                Balance       Rate        Date    Indebtedness
                                               -----------------------------       ----------   ----------  ---------  ------------
  UNSECURED NOTES
  6.80%, 7 Year Unsecured Notes                -                                   $  81,000     6.800%     05/15/02     6.70%
  7.33%, 4 Year Unsecured Notes                -                                      49,000     7.330%     11/20/03     4.05%
  6.88%, 7 Year Unsecured Notes                -                                      75,000     6.875%     10/15/04     6.20%
  7.75%, 10 Year Unsecured Note                -                                     100,000     7.750%     04/06/05     8.27%
  7.35%, 10 Year Unsecured Note                -                                      30,000     7.350%     06/15/07     2.48%
  7.40%, 10 Year Unsecured Note                -                                     150,000     7.400%     09/15/09    12.40%
  7.97%, 30 Year Unsecured Note                -                                      10,000     7.970%     08/14/26     0.83%
  7.65%, 30 Year Unsecured Note                -                                      25,000     7.650%     11/02/26     2.07%
  7.68%, 30 Year Unsecured Note                -                                      10,000     7.680%     11/02/26     0.83%
  7.68%, 30 Year Unsecured Note                -                                      10,000     7.680%     11/02/26     0.83%
  6.90%, 30 Year Unsecured Note                -                                      25,000     6.900%     02/15/28     2.07%
  6.90%, 30 Year Unsecured Note                -                                      25,000     6.900%     02/15/28     2.07%
  7.50%, 30 Year Unsecured Note                -                                      25,000     7.500%     07/30/29     2.07%
                                                                                   ----------    ---------            -----------

  TOTAL FIXED RATE UNSECURED NOTES                                                 $ 615,000     7.298%                 50.86%

  CAPITAL LEASES                                                                   $  29,431     7.500%     06/20/31     2.43%

  --------------------------------------------------------------------------------------------------------------------------------
  TOTAL FIXED RATE DEBT                                                            $ 914,394     7.540%                 75.62%
  --------------------------------------------------------------------------------------------------------------------------------

VARIABLE RATE DEBT: (1)

  SECURED MORTGAGE INDEBTEDNESS
  St. Elmo Central                             SouthTrust Bank                     $   4,002     8.571%     07/31/01     0.33%
  Commerce Central                             SouthTrust Bank                         8,680     8.571%     08/31/01     0.72%
  Remount Village                              SouthTrust Bank                         3,621     8.571%     11/10/01     0.30%
  San Dimas Plaza                              Tax Exempt Bonds                        8,100     3.704%     12/01/05     0.67%
  Highland Commons                             Great Northern Insured Annuity          4,221     7.250%     12/01/09     0.35%
  Lexington Road Plaza                         Great Northern Insured Annuity          7,454     8.125%     09/01/11     0.62%
  Unity Professional Bldg.                     Tax Exempt Bonds                        5,409     5.190%     02/01/13     0.45%
  Courts at Waterford Apartments               Tax Exempt Bonds                        9,600     5.216%     06/01/29     0.79%
                                                                                  ----------    ----------            -----------

  TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS                                $  51,087     6.637%                  4.22%

  UNSECURED CREDIT FACILITIES
  $75 Million Term Loan Facility               Fleet National Bank                 $  75,000     7.700%     03/07/01     6.20%
  $122.5 Million Revolving Credit Facility I   The Bank of New York                   46,250     7.449%     11/02/01     3.82%
  $122.5 Million Revolving Credit Facility II  The Bank of New York                  122,500     7.396%     11/17/02    10.13%
                                                                                  ----------    ----------            ------------

  TOTAL CREDIT FACILITIES                                                          $ 243,750     7.499%                 20.16%

  --------------------------------------------------------------------------------------------------------------------------------
  TOTAL VARIABLE RATE DEBT                                                         $ 294,837     7.350%                 24.38%
  --------------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------------
  TOTAL DEBT                                                                       $1,209,231    7.493%                100.00%
  --------------------------------------------------------------------------------------------------------------------------------

  Net Unamortized Premiums on Mortgages                                            $   7,753
  Net Unamortized Discount on Notes                                                   (2,008)
                                                                                   ----------
  TOTAL DEBT - NET                                                                 $1,214,976
                                                                                   ==========

(1) The Company has entered into a two-year swap agreement with Fleet National Bank relating to $125.0 million of the Company's variable rate debt. The agreement effectively fixes the debt at a base rate of 6.67% plus applicable spreads associated with the Company's credit facilities.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
DEBT MATURITY SCHEDULE                                                  PAGE 13
(IN THOUSANDS)

                Scheduled        Scheduled          Total         Percent of
               Amortization     Maturities       Debt Maturing    Debt Maturing
               -------------    ------------     ------------     ------------
      2001      $     9,613      $  154,904 (1)   $ 164,51704     6413.61%
      2002            7,437         233,605 (2)       241,042       19.93%
      2003            7,802          76,460            84,262        6.97%
      2004            7,698          75,000            82,698        6.84%
      2005            7,058         144,047           151,105       12.50%
      2006            7,325           3,890            11,215        0.93%
      2007            6,409          36,499            42,908        3.55%
     2008+           49,633         381,851           431,484       35.68%
               -------------    ------------     ------------     ------------
                $   102,975      $1,106,256       $ 1,209,231       100.00%
               =============    ============     ============     ============

        Net Unamortized Premium on Mortgages            7,753
           Net Unamortized Discount on notes           (2,008)
                                                 ------------
                            TOTAL DEBT - NET      $ 1,214,976
                                                 ============

WEIGHTED AVERAGE MATURITY:

                                                   Fixed Rate Debt   Variable Rate Debt     Total Debt
                                                    ------------     ------------------  ---------------
   Including capital leases and credit facilities     9.3 Years           2.7 Years          7.7 Years
   Excluding capital leases and credit facilities     8.6 Years           9.9 Years          8.7 Years

(1) Scheduled maturities include $75.0 million representing the balance of the Term Loan Facility drawn as of December 31, 2000 and maturing March 7, 2001 and $46.3 million representing the balance of the Revolving Credit Facility I drawn as of December 31, 2000 and maturing November 2, 2001.

(2) Scheduled maturities include $122.5 million representing the balance of the Revolving Credit Facility II drawn as of December 31, 2000 and maturing November 17, 2002.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
2000 PROPERTY ACQUISITIONS                                               PAGE 14
(IN THOUSANDS)

                             Property                    Purchase  Purchase  Cap-
Property Name                Type (1)   Location         Date       Amount   Rate
-----------------------      --------   --------         --------- -------  ------
1Q 2000
Dover Park Plaza                S       Yardville, NJ    01/28/00  $ 3,300   11.2%

4Q 2000
Clearwater Mall / Burdine's    SS       Clearwater, FL   10/12/00  $ 4,750    -

                                                       ---------------------------
                                                       2000 TOTAL  $ 8,050    -
                                                       ---------------------------


                               Net Operating                 Percent                    Year
Property Name                  Income (NOI) (2)    GLA     Leased (3)  Anchor Tenants   Built
-----------------------        ---------------- ---------  ----------  --------------   -----
1Q 2000
Dover Park Plaza                 $   369         60,000     100%       Acme Markets     1966

4Q 2000
Clearwater Mall / Burdine's           -         10.4 Acres   -         -                1973

                             -----------------------------------------------------------------
                                      -              -
                             -----------------------------------------------------------------


(1) S - Shopping Center, SS - Store Site

(2) Existing property NOI in place as of closing date of acquisition.

(3) As of closing date of acquisition.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------
2000 PROPERTY DISPOSITIONS                                             PAGE 15
(IN THOUSANDS)

                            Property                       Sale          Sale         Book        Gain /
Property Name               Type (1) Location              Date         Amount       Value       (Loss) (2)
--------------------------  -------- ---------------      --------    ----------   ---------    ---------
2Q 2000
Northland Center              S      State College, PA    05/01/00     $  9,000    $  6,054     $  2,610
York Marketplace              S      York, PA             05/01/00       22,438      16,024        4,844
Pizza Hut                     T      Greenville, NC       06/22/00          400         165          234
Piney Grove Plaza             S      Kernersville, NC     06/30/00        2,750       2,391          227
                                                                      ----------   ---------    ---------
        TOTAL                                                          $ 34,588    $ 24,634     $  7,915
                                                                      ==========   =========    =========

3Q 2000
The Kroger Co.                T      Pittsburgh, PA       08/17/00     $  2,261    $  2,242     $   (117)
Kindercare                    T      Fenton, MO           08/22/00          186         183          (31)
Wabash Valley Plaza           S      Terre Haute, IN      09/08/00        4,600       3,159        1,426
St. Mary's Plaza              S      St. Mary's, PA       09/13/00        4,650       4,466          (93)
                                                                      ----------   ---------    ---------
        TOTAL                                                          $ 11,697    $ 10,050     $  1,185
                                                                      ==========   =========    =========

4Q 2000
Lakewood Village (5)          S      Celina, OH           10/17/00     $  4,845    $  4,562     $     22
Goldsboro Flea Market         S      Goldsboro, NC        12/01/00        1,000         838          140
Via Del Campo                 C      San Diego, CA        12/29/00        2,500       2,605         (261)
Kmart                         T      Omaha, NE            12/29/00        2,860       2,526          200
                                                                      ----------   ---------    ---------
        TOTAL                                                          $ 11,205    $ 10,531     $    101
                                                                      ==========   =========    =========

                                                        --------------------------------------------------
                                                         2000 TOTAL    $ 57,490    $ 45,215     $  9,201
                                                        --------------------------------------------------




                              Cap-                         Percent      Year
Property Name                 Rate     NOI (3)     GLA     Leased (4)  Built
--------------------------   ------   --------  --------   --------    -----
2Q 2000
Northland Center              9.6%    $   868   108,241    100%        1988
York Marketplace              9.0%      2,024   300,368     99%        1955
Pizza Hut                     9.5%         38     3,640    100%        1973
Piney Grove Plaza            10.1%        278    49,709     86%        1988
                             ------   --------  --------
        TOTAL                 9.3%    $ 3,208   461,958
                             ======   ========  ========

3Q 2000
The Kroger Co.               11.1%    $   251    34,026    100%        1982
Kindercare                   12.5%         23     4,659    100%        1977
Wabash Valley Plaza           6.8%        315    79,077     84%        1989
St. Mary's Plaza             10.9%        506   107,950     96%        1970
                             ------   --------  --------
        TOTAL                 9.4%    $ 1,095   225,712
                             ======   ========  ========

4Q 2000
Lakewood Village (5)          8.1%    $   391   113,898     98%        1990
Goldsboro Flea Market         6.8%         68    79,579    100%        1973
Via Del Campo                 8.3%        208    20,884     89%        1988
Kmart                        10.2%        291    60,842    100%        1981
                             ------   --------  --------
        TOTAL                 8.5%    $   958   275,203
                             ======   ========  ========

                           -------------------------------------------------
                              9.2%    $ 5,261   962,873
                           -------------------------------------------------






(1) C - Commercial Property, S - Shopping Center, T - Single Tenant Property

(2) Includes deferred straight line rent receivable.

(3) Projected recurring property NOI as of closing date of sale.

(4) As of closing date of sale.

(5) NOI excludes tenant in bankruptcy. Including such tenant, the NOI would be $549,000 and the cap-rate would be 11.3%.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
REMODELING / EXPANSION ACTIVITIES                                       PAGE 16


                                                        Year       Year
                                  Location              Built    Acquired     Project Description
                                  ------------------    ------ -------------- -------------------------------------
RETAIL PORTFOLIO
Fruitland Plaza                   Salisbury, MD         1973       1986       Conversion of a single tenant space
                                                                              into a shopping center anchored by a
                                                                              40,000  sq.  ft. Food Lion

Middletown Plaza                  Middletown, NJ        1972       1975       Construction of a new 78,000 sq. ft.
                                                                              ShopRite, renovation of an existing
                                                                              36,000 sq. ft. space and facade
                                                                              replacement

Maple Village                     Ann Arbor, MI         1965       1994       Construction of a 7,200 sq. ft.
                                                                              multiple tenant space on outparcel
                                                                              of which 5,000 sq. ft. is leased to
                                                                              Blockbuster

New Boston                        New Boston, OH        1991       1993       Construction of a 5,000 sq. ft.
                                                                              single tenant space on outparcel

Kinston Pointe                    Kinston, NC           1991       1995       Sale of 3.7 acre pad for $775,385
                                                                              to Wal-Mart Stores for expansion,
                                                                              retenanting of 25,000 sq. ft.

Delta Center                      Lansing, MI           1985       1995       Construction of a new 54,000 sq. ft.
                                                                              Farmer Jack

Central Ave Marketplace           Toledo, OH            1968       1990       Construction of a new 54,000 sq. ft.
                                                                              Farmer Jack on outparcel. Currently
                                                                              in permitting stage

GARDEN APARTMENT COMMUNITIES

Charlestown                       Louisville, KY        1974       1993       New siding, trim paint, windows and
                                                                              parking lot

Eastgreen On The Commons          Reynoldsburg, OH    1971, 82     1998       Exterior and patio renovations

Hickory Lake                      Antioch, TN           1974       1993       Painting, roofing, guttering,
                                                                              landscaping and parking lot

Northgate                         Columbus, OH          1970       1998       Exterior renovation, roof work,
                                                                              recreation courts and landscaping

Ashford Place                     Clarksville, TN     1972, 74     1993       Exterior remodel, windows, wood
                                                                              replacement, guttering, tennis
                                                                              courts and landscaping

The Landings at Forest Acres      Columbia, SC          1968       1999       Hallway renovations and recreation
                                                                              courts

Mayfair                           Dover, DE             1971       1981       Exterior renovation

Sherwood Acres                    Baton Rouge, LA     1978, 79     1996       Exterior remodel, roofs, downspouts
                                                                              and parking lot

Devonshire Place                  Birmingham, AL        1971       1992       Exterior renovation

Sedgefield                        Florence, SC      1972, 74, 79   1994       Exterior renovation

Tara                              Athens, GA            1970       1996       Exterior and hallway renovations

Goldcrest                         Sharonville, OH       1968       1996       Hallway and balcony renovations

Deerhorn Village                  Kansas City, MO       1974       1995       Rebuild clubhouse






                                                                        Construction
                                   Adjusted               ---------------------------------------    Expected        Expected
                                     GLA/      Percent    Expected        Expected       Percent      Total        Stabilized
                                     Units    Leased (1)  Start Date   Completion Date   Complete  Project Cost   Return on Cost
                                   --------   ----------  ----------   ----------------  --------  ------------   --------------
RETAIL PORTFOLIO
Fruitland Plaza                     101,595      48%       Apr-99         Mar-01           85%     $ 3,100,000        13.3%



Middletown Plaza                    198,558      94%       Jun-00         Nov-01           30%      10,000,000        14.1%




Maple Village                       288,046      91%       Sep-00         Jun-01           10%         900,000        14.2%




New Boston                          243,711     100%       Sep-00         Dec-00           100%        350,000        21.1%


Kinston Pointe                      265,170      90%       Nov-00         Oct-01           20%          -               -



Delta Center                        227,619      76%       Dec-00         Dec-01           10%       4,100,000        17.1%


Central Ave Marketplace             211,383      98%       Mar-01         Dec-01            0%       4,000,000        16.8%



GARDEN APARTMENT COMMUNITIES

Charlestown                           244        93%       Feb-99         Jun-00           100%     $  434,000        11.5%


Eastgreen On The Commons              360        78%       Feb-99         Jun-00           100%      1,840,217        12.0%

Hickory Lake                          322        86%       Feb-99         Mar-00           100%      1,277,530         9.0%


Northgate                             316        87%       Mar-99         Jul-00           100%      1,914,285        11.0%


Ashford Place                         268        91%       Apr-99         Apr-00           100%      1,926,943         9.0%



The Landings at Forest Acres          176        91%       Feb-00         Oct-00           100%        258,500        12.0%


Mayfair                                96        92%       Mar-00         Sep-00           100%        321,000        13.0%

Sherwood Acres                        604        86%       May-00         Dec-01           35%       3,437,292        12.0%


Devonshire Place                      284        87%       Jul-00         Oct-00           100%        306,000        10.0%

Sedgefield                            280        86%       Jul-00         Mar-01           80%       2,500,000        11.7%

Tara                                  240        98%       Jul-00         Jun-01           40%         600,000        11.5%

Goldcrest                             173        84%       Aug-00         Jun-01           50%         504,000        12.0%

Deerhorn Village                      309        95%       Oct-00         Sep-01           10%         900,000        12.0%



(1) Includes all leases in force at December 31, 2000, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
PROPERTY TYPE SUMMARY                                                    PAGE 17



                                            # of                         Percent         Leased
                                         Properties        GLA           Leased           GLA
                                       ---------------  -----------  ----------------  -----------
RETAIL PORTFOLIO (1)
Shopping Centers                            228         33,960,550          91%         30,917,357
Single Tenant Properties                     55          1,613,669          93%          1,507,334

Commercial Properties                         6            144,173          98%            141,973

TOTAL RETAIL PORTFOLIO
                                       ---------------  -----------  ----------------  -----------
AND COMMERCIAL PROPERTIES                   289         35,718,392          91%         32,566,664
                                       ===============  ===========  ================  ===========





                                            # of           # of          Percent         Leased
                                        Communities        Units         Leased           Units
                                       ---------------  -----------  ----------------  -----------
GARDEN APARTMENT COMMUNITIES                 53             12,550          91%             11,410


                                       ---------------
TOTAL PORTFOLIO                             342
                                       ===============

SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (2)


                                                                                 ABR
                                                                     -----------------------------
                                                        Percent of                     Percent of
                                                         Shopping                       Shopping
                                           Leased        Centers                        Centers
                                            GLA         Leased GLA       Amount           ABR
                                       ---------------  -----------  ----------------  -----------
Anchor Tenants                            15,877,488       55.1%      $  88,454,222       41.2%
Non-anchor Tenants                        12,926,772       44.9%        126,259,725       58.8%
                                       ---------------  -----------  ----------------  -----------
                                          28,804,260      100.0%      $ 214,713,947      100.0%
                                       ===============  ===========  ================  ===========





                                                           ABR                         Quarterly NOI
                                         --------------------------------  --------------------------------------
                                                              Percent of                          Percent of
                                                               Company                              Company
                                               Amount            ABR            Amount                NOI
                                         -------------------  -----------  ------------------  ------------------
RETAIL PORTFOLIO (1)
Shopping Centers                            $   245,012,364      73.0%        $   57,687,051         83.9%
Single Tenant Properties                          9,281,893       2.8%             2,062,192          3.0%

COMMERCIAL PROPERTIES                             1,598,324       0.5%               342,843          0.5%

TOTAL RETAIL PORTFOLIO
                                         -------------------  -----------  ------------------  ------------------
AND COMMERCIAL PROPERTIES                   $   255,892,581      76.2%        $   60,092,086         87.4%
                                         ===================  ===========  ==================  ==================


                                                       ABR                             Quarterly NOI
                                         --------------------------------  --------------------------------------
                                                              Percent of                          Percent of
                                                               Company                              Company
                                               Amount            ABR            Amount                NOI
                                         -------------------  -----------  ------------------  ------------------
GARDEN APARTMENT COMMUNITIES                   $ 79,947,941      23.8%           $ 8,694,897         12.6%

                                         -------------------  -----------  ------------------  ------------------
TOTAL PORTFOLIO                               $ 335,840,522     100.0%          $ 68,786,983        100.0%
                                         ===================  ===========  ==================  ==================





(1) Excludes Clearwater Mall (679,671 sq. ft.), a property with redevelopment plans under reevaluation.

(2) Anchor tenants are defined on a property by property basis. Analysis excludes Clearwater and Valley Fair Malls and factory outlets.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
PROPERTIES BY STATE / REGION                                            PAGE 18

                                            -----------------------------------------------------------------------------
                                                                      RETAIL PORTFOLIO AND COMMERCIAL PROPERTIES (1)
                                            -----------------------------------------------------------------------------

                                                                                                         Percent of
                                               Number of          Percent                                 Scheduled
                     State                    Properties          Leased               GLA                   ABR
                     ------------------     ----------------    ------------    ------------------   --------------------
                     Alabama                       7               100%              760,014                1.8%
                     Arizona                      12                95%             1,109,017               3.6%
                     Arkansas                      2               100%              105,459                0.2%
                     California                   16                92%             2,484,427              10.2%
                     Colorado                      2                96%              352,156                1.7%
                     Delaware                      2                85%              243,686                0.4%
                     Florida                      18                92%             2,695,532               7.9%
                     Georgia                      34                90%             3,092,184               7.1%
                     Illinois                     10                99%             1,228,551               4.4%
                     Indiana                      13                89%              886,530                1.8%
                     Iowa                          5                93%              604,896                1.3%
                     Kentucky                      9                91%             1,456,230               3.3%
                     Louisiana                     2                78%              261,518                0.4%
                     Maryland                      3                77%              380,531                1.0%
                     Michigan                     13                90%             2,114,282               6.2%
                     Minnesota                     3                97%              84,986                 0.5%
                     Missouri                      3                86%              722,190                4.0%
                     Nebraska                      2               100%               9,671                 0.1%
                     Nevada                        3                98%              587,388                2.1%
                     New Jersey                   10                99%             1,190,505               4.8%
                     New York                     26                88%             3,439,392               7.9%
                     North Carolina               14                95%             1,668,279               3.9%
                     Ohio                         21                85%             3,072,217               6.8%
                     Oklahoma                      1               100%              45,510                 0.1%
                     Pennsylvania                 14                92%             1,737,239               5.2%
                     South Carolina                5                97%              375,698                1.1%
                     Tennessee                    16                93%             1,872,537               4.6%
                     Texas                         7               100%              500,986                1.6%
                     Utah                          1                84%              600,584                1.4%
                     Virginia                     12                89%             1,681,258               3.8%
                     West Virginia                 3                92%              354,939                0.8%

                                            ----------------    ------------    ------------------   --------------------
                                                  289               91%            35,718,392               100%
                                            ================    ============    ==================   ====================

                     Region
                     ------------------
                     East                         98                91%            12,527,757               32.3%
                     Midwest                      70                89%             8,723,323               25.0%
                     South                        87                92%             9,333,740               23.8%
                     West                         34                93%             5,133,572               19.0%

                                            ----------------    ------------    ------------------   --------------------
                                                  289               91%            35,718,392                100%
                                            ================    ============    ==================   ====================



                                            ------------------------------------------------------------------------------
                                                                     GARDEN APARTMENT COMMUNTIES
                                            ------------------------------------------------------------------------------

                                                                                      Total               Percent of
                                                   Number of      Percent           Number of              Scheduled
                     State                       Properties        Leased             Units                   ABR
                     ------------------         -------------   -------------   ------------------    --------------------
                     Alabama                         9              91%               2,269                  16.8%
                     Arizona
                     Arkansas
                     California
                     Colorado
                     Delaware                        2              84%                303                   2.4%
                     Florida                         2              94%                539                   5.3%
                     Georgia                         2              98%                420                   3.3%
                     Illinois
                     Indiana                         3              89%                893                   6.7%
                     Iowa
                     Kentucky                        4              92%                783                   6.8%
                     Louisiana                       3              90%               1,236                  9.4%
                     Maryland
                     Michigan
                     Minnesota
                     Missouri                        1              95%                309                   2.7%
                     Nebraska
                     Nevada
                     New Jersey
                     New York                        2              96%                308                   2.2%
                     North Carolina                  2              95%                463                   4.6%
                     Ohio                            7              87%               1,601                  13.6%
                     Oklahoma
                     Pennsylvania                    1              95%                130                   1.1%
                     South Carolina                  4              90%                816                   6.2%
                     Tennessee                       11             91%               2,480                  18.8%
                     Texas
                     Utah
                     Virginia
                     West Virginia

                                                -------------   -------------   ------------------    --------------------
                                                     53             91%              12,550                  100%
                                                =============   =============   ==================    ====================

                     Region
                     ------------------
                     East                            15             92%               2,803                  23.2%
                     Midwest                         11             88%               2,803                  22.9%
                     South                           27             92%               6,944                  53.9%
                     West                            -               -                  -                      -

                                                -------------   -------------   ------------------    --------------------
                                                     53             91%              12,550                  100%
                                                =============   =============   ==================    ====================


(1) Excludes Clearwater Mall (679,671 sq. ft.), a property with redevelopment plans under reevaluation.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
SAME PROPERTY NOI ANALYSIS                                              PAGE 19
(IN THOUSANDS, EXCEPT PROPERTY STATISTICS)

                                                                                  Three Months Ended
                                                                        ---------------------------------------    Percent
                                                                              12/31/00            12/31/99         Change
                                                                        --------------------- -----------------  ----------
Analysis Specific Property Statistics:
Number of properties included in analysis
     Retail portfolio and commercial properties                                          274               274
     Garden apartment communities                                                         37                37
                                                                        --------------------- -----------------
                                                                                         311               311
Retail portfolio and commercial properties
     Gross leasable area                                                          32,996,000        32,996,000
     Percent leased                                                                     91.6%             92.4%     -0.8%

Garden apartment communities
     Number of units                                                                   8,348             8,348
     Percent leased                                                                     91.0%             91.4%     -0.4%

Termination Fees (1)                                                             $       499       $       795

New Plan Excel Realty Trust:
Property revenues                                                                $    89,143       $    86,312       3.3%
Property operating expenses                                                           28,010            26,417       6.0%
                                                                        --------------------- -----------------  ----------
     SAME PROPERTY NOI (GAAP BASIS)                                              $    61,133       $    59,895       2.1%
                                                                        ===================== =================  ==========
Operating margin (GAAP basis)                                                           68.6%             69.4%     -0.8%
Straight-line rent adjustment                                                            545               748     -27.1%
                                                                        --------------------- -----------------  ----------
     SAME PROPERTY NOI                                                           $    60,588       $    59,147       2.4%
                                                                        ===================== =================  ==========
Operating margin                                                                        68.0%             68.5%     -0.6%

Retail Portfolio and Commercial Properties:
Property revenues                                                                $    76,397       $    73,766       3.6%
Property operating expenses                                                           21,289            19,259      10.5%
                                                                        --------------------- -----------------  ----------
     SAME PROPERTY NOI (GAAP BASIS)                                              $    55,108       $    54,507       1.1%
                                                                        ===================== =================  ==========
Operating margin (GAAP basis)                                                           72.1%             73.9%     -1.8%
Straight-line rent adjustment                                                            545               748     -27.1%
                                                                        --------------------- -----------------  ----------
     SAME PROPERTY NOI                                                           $    54,563       $    53,759       1.5%
                                                                        ===================== =================  ==========
Operating margin                                                                        71.4%             72.9%     -1.5%

Garden Apartment Communities:
Property revenues                                                                $    12,746       $    12,546       1.6%
Property operating expenses                                                            6,721             7,158      -6.1%
                                                                        --------------------- -----------------  ----------
     SAME PROPERTY NOI (GAAP BASIS)                                              $     6,025       $     5,388      11.8%
                                                                        ===================== =================  ==========
Operating margin (GAAP basis)                                                           47.3%             42.9%      4.3%
Straight-line rent adjustment                                                              -                 -       0.0%
                                                                        --------------------- -----------------  ----------
     SAME PROPERTY NOI                                                           $     6,025       $     5,388      11.8%
                                                                        ===================== =================  ==========
Operating margin                                                                        47.3%             42.9%      4.3%


                                                                                  Three Months Ended
                                                                          -----------------------------------   Percent
                                                                             09/30/00          09/30/99         Change
                                                                          ---------------- ------------------  ---------
Analysis Specific Property Statistics:
Number of properties included in analysis
     Retail portfolio and commercial properties                                       283                283
     Garden apartment communities                                                      36                 36
                                                                          ---------------- ------------------
                                                                                      319                319
Retail portfolio and commercial properties
     Gross leasable area                                                       33,848,000         33,848,000
     Percent leased                                                                 91.5%              92.3%     -0.8%

Garden apartment communities
     Number of units                                                                8,228              8,228
     Percent leased                                                                  91.6%              91.5%     0.1%

Termination Fees (1)                                                          $       132        $       477

New Plan Excel Realty Trust:
Property revenues                                                             $    86,700        $    87,546     -1.0%
Property operating expenses                                                        24,983             27,297     -8.5%
                                                                          ---------------- ------------------  ---------
     SAME PROPERTY NOI (GAAP BASIS)                                           $    61,717        $    60,249      2.4%
                                                                          ================ ==================  =========
Operating margin (GAAP basis)                                                        71.2%              68.8%     2.4%
Straight-line rent adjustment                                                         521                879    -40.7%
                                                                          ---------------- ------------------  ---------
     SAME PROPERTY NOI                                                        $    61,196        $    59,370      3.1%
                                                                          ================ ==================  =========
Operating margin                                                                     70.6%              67.8%     2.8%

Retail Portfolio and Commercial Properties:
Property revenues                                                             $    74,221        $    75,238     -1.4%
Property operating expenses                                                        18,299             20,589    -11.1%
                                                                          ---------------- ------------------  ---------
     SAME PROPERTY NOI (GAAP BASIS)                                           $    55,922        $    54,649      2.3%
                                                                          ================ ==================  =========
Operating margin (GAAP basis)                                                        75.3%              72.6%     2.7%
Straight-line rent adjustment                                                         521                879    -40.7%
                                                                          ---------------- ------------------  ---------
     SAME PROPERTY NOI                                                        $    55,401        $    53,770      3.0%
                                                                          ================ ==================  =========
Operating margin                                                                     74.6%              71.5%     3.2%

Garden Apartment Communities:
Property revenues                                                             $    12,479        $    12,308      1.4%
Property operating expenses                                                         6,684              6,708     -0.4%
                                                                          ---------------- ------------------  ---------
     SAME PROPERTY NOI (GAAP BASIS)                                           $     5,795        $     5,600      3.5%
                                                                          ================ ==================  =========
Operating margin (GAAP basis)                                                        46.4%              45.5%     0.9%
Straight-line rent adjustment                                                           -                  -      0.0%
                                                                          ---------------- ------------------  ---------
     SAME PROPERTY NOI                                                        $     5,795        $     5,600      3.5%
                                                                          ================ ==================  =========
Operating margin                                                                     46.4%              45.5%     0.9%


                                                                                   Three Months Ended
                                                                           -----------------------------------   Percent
                                                                               06/30/00          06/30/99        Change
                                                                          --------------------  --------------  ---------
Analysis Specific Property Statistics:
Number of properties included in analysis
     Retail portfolio and commercial properties                                          289              289
     Garden apartment communities                                                         39               39
                                                                           -------------------  --------------
                                                                                         328              328
Retail portfolio and commercial properties
     Gross leasable area                                                          34,868,000       34,868,000
     Percent leased                                                                     92.0%            92.0%    0.0%

Garden apartment communities
     Number of units                                                                   8,927            8,927
     Percent leased                                                                     90.1%            90.0%    0.1%

Termination Fees (1)                                                           $          69     $        645

New Plan Excel Realty Trust:
Property revenues                                                              $      91,633     $     89,440     2.5%
Property operating expenses                                                           27,717           27,007     2.6%
                                                                          --------------------  --------------  -------
     SAME PROPERTY NOI (GAAP BASIS)                                            $      63,916     $     62,433     2.4%
                                                                          ====================  ==============  =======
Operating margin (GAAP basis)                                                           69.8%            69.8%   -0.1%
Straight-line rent adjustment                                                            722              698     3.4%
                                                                          --------------------  --------------  -------
     SAME PROPERTY NOI                                                         $      63,194     $     61,735     2.4%
                                                                          ====================  ==============  =======
Operating margin                                                                        69.0%            69.0%   -0.1%

Retail Portfolio and Commercial Properties:
Property revenues                                                              $      78,132     $     76,197     2.5%
Property operating expenses                                                           20,912           20,346     2.8%
                                                                          --------------------  --------------  -------
     SAME PROPERTY NOI (GAAP BASIS)                                            $      57,220     $     55,851     2.5%
                                                                          ====================  ==============  =======
Operating margin (GAAP basis)                                                           73.2%            73.3%   -0.1%
Straight-line rent adjustment                                                            722              698     3.4%
                                                                          --------------------  --------------  -------
     SAME PROPERTY NOI                                                         $      56,498     $     55,153     2.4%
                                                                          ====================  ==============  =======
Operating margin                                                                        72.3%            72.4%   -0.1%

Garden Apartment Communities:
Property revenues                                                              $      13,501     $     13,243     1.9%
Property operating expenses                                                            6,805            6,661     2.2%
                                                                          --------------------  --------------  -------
     SAME PROPERTY NOI (GAAP BASIS)                                            $       6,696     $      6,582     1.7%
                                                                          ====================  ==============  =======
Operating margin (GAAP basis)                                                           49.6%            49.7%   -0.1%
Straight-line rent adjustment                                                              -                -     0.0%
                                                                          --------------------  --------------  -------
     SAME PROPERTY NOI                                                         $       6,696     $      6,582     1.7%
                                                                          ====================  ==============  =======
Operating margin                                                                        49.6%            49.7%   -0.1%

                                                                                  Three Months Ended
                                                                           ----------------------------------    Percent
                                                                              03/31/00         03/31/99          Change
                                                                           --------------- ------------------   ---------
Analysis Specific Property Statistics:
Number of properties included in analysis
     Retail portfolio and commercial properties                                       293                293
     Garden apartment communities                                                      42                 42
                                                                           --------------- ------------------
                                                                                      335                335
Retail portfolio and commercial properties
     Gross leasable area                                                       34,991,000         34,991,000
     Percent leased                                                                  92.0%              92.0%     0.0%

Garden apartment communities
     Number of units                                                                9,755              9,755
     Percent leased                                                                  91.0%              91.0%     0.0%

Termination Fees (1)                                                          $       394       $        110

New Plan Excel Realty Trust:
Property revenues                                                             $    93,119       $     93,315     -0.2%
Property operating expenses                                                        28,940             29,516     -2.0%
                                                                           --------------- ------------------   -------
     SAME PROPERTY NOI (GAAP BASIS)                                           $    64,179       $     63,799      0.6%
                                                                           =============== ==================   =======
Operating margin (GAAP basis)                                                        68.9%              68.4%     0.6%
Straight-line rent adjustment                                                         691                985     29.8%
                                                                           --------------- ------------------   -------
     SAME PROPERTY NOI                                                        $    63,488       $     62,814      1.1%
                                                                           =============== ==================   =======
Operating margin                                                                     68.2%              67.3%     0.9%

Retail Portfolio and Commercial Properties:
Property revenues                                                             $    78,708       $     78,977     -0.3%
Property operating expenses                                                        21,329             22,200     -3.9%
                                                                           --------------- ------------------   -------
     SAME PROPERTY NOI (GAAP BASIS)                                           $    57,379       $     56,777      1.1%
                                                                           =============== ==================   =======
Operating margin (GAAP basis)                                                        72.9%              71.9%     1.0%
Straight-line rent adjustment                                                         691                985    -29.8%
                                                                           --------------- ------------------   -------
     SAME PROPERTY NOI                                                        $    56,688       $     55,792      1.6%
                                                                           =============== ==================   =======
Operating margin                                                                     72.0%              70.6%     1.4%

Garden Apartment Communities:
Property revenues                                                             $    14,411       $     14,338      0.5%
Property operating expenses                                                         7,611              7,316      4.0%
                                                                           --------------- ------------------   -------
     SAME PROPERTY NOI (GAAP BASIS)                                           $     6,800       $      7,022     -3.2%
                                                                           =============== ==================   =======
Operating margin (GAAP basis)                                                       47.2%              49.0%     -1.8%
Straight-line rent adjustment                                                           -                  -      0.0%
                                                                           --------------- ------------------   -------
     SAME PROPERTY NOI                                                        $     6,800       $      7,022     -3.2%
                                                                           =============== ==================   =======
Operating margin                                                                    47.2%              49.0%     -1.8%

                                                                                Twelve Months Ended
                                                                          --------------------------------   Percent
                                                                             12/31/00         12/31/99        Change
                                                                          ---------------- --------------- -------------
Analysis Specific Property Statistics:
Number of properties included in analysis
     Retail portfolio and commercial properties                                       271             271
     Garden apartment communities                                                      35              35
                                                                          ---------------- ---------------
                                                                                      306             306
Retail portfolio and commercial properties
     Gross leasable area                                                       32,692,000      32,692,000
     Percent leased                                                                  91.5%           92.4%     -0.9%

Garden apartment communities
     Number of units                                                                7,950           7,950
     Percent leased                                                                  92.2%           91.2%      1.0%

Termination Fees (1)                                                         $      1,084     $     2,027

New Plan Excel Realty Trust:
Property revenues                                                            $    341,594     $   338,004       1.1%
Property operating expenses                                                       101,769         103,757      -1.9%
                                                                          ---------------- --------------- -------------
     SAME PROPERTY NOI (GAAP BASIS)                                          $    239,825     $   234,248       2.4%
                                                                          ================ =============== =============
Operating margin (GAAP basis)                                                        70.2%           69.3%      0.9%
Straight-line rent adjustment                                                       2,300           3,018     -23.8%
                                                                          ---------------- --------------- -------------
     SAME PROPERTY NOI                                                       $    237,525     $   231,230       2.7%
                                                                          ================ =============== =============
Operating margin                                                                     69.5%           68.4%      1.1%

Retail Portfolio and Commercial Properties:
Property revenues                                                            $    293,352     $   290,400       1.0%
Property operating expenses                                                        76,697          78,733      -2.6%
                                                                          ---------------- --------------- -------------
     SAME PROPERTY NOI (GAAP BASIS)                                          $    216,655     $   211,667       2.4%
                                                                          ================ =============== =============
Operating margin (GAAP basis)                                                        73.9%           72.9%      1.0%
Straight-line rent adjustment                                                       2,300           3,018     -23.8%
                                                                          ---------------- --------------- -------------
     SAME PROPERTY NOI                                                       $    214,355     $   208,649       2.7%
                                                                          ================ =============== =============
Operating margin                                                                     73.1%           71.8%      1.2%

Garden Apartment Communities:
Property revenues                                                            $     48,242     $    47,604       1.3%
Property operating expenses                                                        25,072          25,024       0.2%
                                                                          ---------------- --------------- -------------
     SAME PROPERTY NOI (GAAP BASIS)                                          $     23,170     $    22,581       2.6%
                                                                          ================ =============== =============
Operating margin (GAAP basis)                                                        48.0%           47.4%      0.6%
Straight-line rent adjustment                                                           -               -       0.0%
                                                                          ---------------- --------------- -------------
     SAME PROPERTY NOI                                                       $     23,170     $    22,581       2.6%
                                                                          ================ =============== =============
Operating margin                                                                     48.0%           47.4%      0.6%


(1) Excluded from Retail Portfolio and Commercial Properties Property revenues.

NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense. Same store excludes properties that have or are undergoing remodeling or expansion and includes only properties owned for the full quarters.

Same property revenues and NOI for the three months ended September 30, 1999 has been increased by $1.58 million to reflect the adjustment for the $1.75 million overstatement of CAM revenue in 2Q 1999 which was corrected in 3Q 1999.

Analysis excludes Clearwater and Valley Fair Malls.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
TOP TEN TENANTS                                                          PAGE 20



                                                                                                                ABR as a
                                              Number of                                                   Percentage of Total
          Tenant                               Leases                 GLA               ABR                  Portfolio ABR
          ----------------------------- --------------------   ----------------  --------------------   ---------------------
        1 Kmart Corporation                      42                3,825,021        $     17,318,726              5.2%
        2 Wal-Mart Stores                        26                2,812,504              12,290,302              3.7%
        3 The Kroger Co. (1)                     25                1,239,897               8,322,271              2.5%
        4 Winn-Dixie Stores                      18                 804,556                5,055,437              1.5%
        5 Ahold USA (2)                          13                 619,237                4,628,912              1.4%
        6 The TJX Companies (3)                  17                 525,614                3,497,230              1.0%
        7 Food Lion                              17                 507,747                3,322,992              1.0%
        8 Albertson's (4)                        20                 706,425                3,145,193              0.9%
        9 Publix Super Markets                    8                 423,388                2,500,903              0.7%
       10 J.C. Penney Company (5)                23                 539,769                2,248,156              0.7%

                                         --------------------   ----------------  --------------------   ---------------------
                                                 209              12,004,158        $     62,330,122             18.6%
                                         ====================   ================  ====================   =====================


(1) Includes Ralphs and The Kroger Co.

(2) Includes BI-LO, Giant Food Stores, Stop & Shop and Tops Market.

(3) Includes T.J. Maxx and Marshalls.

(4) Includes Albertson's, Acme Markets, Eagle Food Center and Lucky stores.

(5) Includes JC Penney and Eckerd Drugstores.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
NEW LEASE SUMMARY                                                        PAGE 21

NEW LEASE SUMMARY

                                                                                                                      Tenant
                                                                                          Total New                 Improvements
                                              Number                GLA                      ABR                     Committed
                                          ---------------     -----------------     ----------------------     ------------------
                             1Q 2000            97                214,730                $ 2,591,102                $   550,000
                                 psf                                                           12.07                       2.56
                             2Q 2000            52                183,915                $ 2,288,786                $ 3,000,000
                                 psf                                                           12.44                      16.31
                             3Q 2000            58                221,934                $ 2,249,549                $   886,453
                                 psf                                                           10.14                       3.99
                             4Q 2000            60                240,608                $ 2,702,728                $ 1,029,345
                                 psf                                                           11.23                       4.28

              -------------------------------------------------------------------------------------------------------------------
                          2000 Total           267                861,187                $ 9,832,165                $ 5,465,798
                                                                                               11.42                       6.35
              -------------------------------------------------------------------------------------------------------------------


RENEWAL LEASE SUMMARY


                                                                                        Total Former
                                              Number                GLA                      ABR
                                          ---------------     -----------------     ----------------------
                             1Q 2000           114                657,377               $  4,561,317
                                 psf                                                            6.94
                             2Q 2000            71                572,249               $  3,445,556
                                 psf                                                            6.02
                             3Q 2000            63                258,161               $  2,379,303
                                 psf                                                            9.22
                             4Q 2000            89                423,080               $  3,327,622
                                 psf                                                            7.87

              --------------------------------------------------------------------------------------------
                          2000 Total           337              1,910,867               $ 13,713,798
                                                                                                7.18
              --------------------------------------------------------------------------------------------



                         Total New                        Increase/(Decrease)
                            ABR                  Total Dollar              Percent
                   ----------------------     --------------------     -----------------
                       $  4,830,226              $   268,909                 5.9%
                               7.35                     0.41
                       $  3,508,751              $    63,195                 1.8%
                               6.13                     0.11
                       $  2,660,527              $   281,224                11.8%
                              10.31                     1.09
                       $  3,762,622              $   435,000                13.1%
                               8.89                     1.03

              --------------------------------------------------------------------------
                       $ 14,762,126              $ 1,048,328                 7.6%
                               7.73                     0.55
              --------------------------------------------------------------------------


Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

Data includes all leases in force at March 31, 2000, June 30, 2000, September 30, 2000 and December 31, 2000, including those that are fully executed, but not yet open.

Excludes Clearwater Mall (679,671 sq. ft.), a property with redevelopment plans under reevaluation, and garden apartment communities.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE                                               PAGE 22


                                Number of              Leased                   Percent of           ABR            Percent of
                             Leases Expiring             GLA                       GLA             per Foot          Total ABR
                           ---------------------    -----------------         --------------     -------------     ---------------
              2001                 993                3,545,369                  10.89%              $  8.50          11.78%
              2002                 732                3,155,382                   9.69%                 8.84          10.90%
              2003                 637                3,255,484                  10.00%                 8.50          10.81%
              2004                 433                2,373,893                   7.29%                 9.12           8.46%
              2005                 363                3,100,333                   9.52%                 7.45           9.02%
              2006                 204                1,869,602                   5.74%                 8.19           5.98%
              2007                 106                1,253,022                   3.85%                 9.11           4.46%
              2008                  86                1,135,689                   3.49%                 8.30           3.69%
              2009                  78                1,820,273                   5.59%                 6.18           4.40%
              2010                  87                2,107,932                   6.47%                 6.67           5.49%
             2011+                 262                8,949,685                  27.48%                 7.15          25.01%
                           ---------------------    -----------------         --------------     -------------     ---------------
                                 3,981               32,566,664                  100.0%              $  7.86          100.0%
                           =====================    =================         ==============     =============     ===============


Does not assume exercise of renewal options or base rent escalations over lease term.

Excludes Clearwater Mall (679,671 sq. ft.), a property with redevelopment plans under reevaluation, and garden apartment communities.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 23

                                                                                      Year             Date
         Property Name                               City                State       Built           Acquired            GLA
         ------------------------------------------  -----------------  -------- ---------------  ----------------  --------------

         RETAIL PORTFOLIO

         Shopping Centers
       1 Cloverdale Village                          Florence             AL          1986           10/27/94            59,407
       2 Riverview Plaza                             Gadsden              AL          1990           10/12/95           147,621
       3 Grant Mills Station                         Irondale             AL          1991           07/01/98           226,837
       4 Payton Park                                 Sylacauga            AL          1995           07/01/98           231,820
       5 Glendale Galleria                           Glendale             AZ        1989-91          08/01/97           119,465
       6 Kmart Plaza                                 Mesa                 AZ          1970           12/28/90           182,933
       7 Southern Village Mesa                       Mesa                 AZ        1986-87          08/01/97            84,054
       8 Sun Valley Plaza                            Mesa                 AZ          1981           05/31/94           107,085
       9 Metro Marketplace                           Phoenix              AZ          1988           06/21/91           252,575
      10 Northmall Centre                            Tucson               AZ        1995-96          12/31/96           168,719
      11 Bakersfield Plaza                           Bakersfield          CA          1970           06/20/97           213,379
      12 Factory Merchants - Barstow                 Barstow              CA          1989           11/01/93           333,506
      13 Sony/Kinko                                  Burbank              CA          1988           05/01/89            14,176
      14 Carmen Plaza                                Camarillo            CA          1971           06/20/97           129,255
      15 Coachella Plaza                             Coachella            CA          1991           06/20/97            11,184
      16 Cudahy Plaza                                Cudahy               CA          1968           06/20/97           138,430
      17 Arbor Faire                                 Fresno               CA          1993           04/09/97           199,986
      18 Broadway Faire                              Fresno               CA          1995           04/09/97            60,383
      19 Briggsmore Plaza                            Modesto              CA          1974           06/20/97            98,945
      20 Montebello Plaza                            Montebello           CA          1974           06/20/97           288,390
      21 Paradise Plaza                              Paradise             CA          1979           06/20/97           198,562
      22 Metro 580 Shopping Center                   Pleasanton           CA        1995-96          09/15/97           174,584
      23 Rose Pavilion Shopping Center               Pleasanton           CA          1987           02/27/98           292,902
      24 San Dimas Plaza                             San Dimas            CA          1986           10/07/97           119,161
      25 Bristol Plaza                               Santa Ana            CA          1972           06/20/97           112,379
      26 Vail Ranch Center                           Temecula             CA          1997           12/31/97            99,205
      27 Westminster City Center                     Westminster          CO          1996           12/16/97           339,600
      28 Rodney Village                              Dover                DE          1959           01/01/69           213,686
      29 Brooksville Square                          Brooksville          FL          1987           03/28/94            96,366
      30 Northgate S.C.                              Deland               FL          1993           06/30/93           186,396
      31 Regency Park                                Jacksonville         FL          1985           06/16/97           329,398
      32 Eastgate S.C.                               Lakewales            FL          1994           05/20/94           102,161
      33 Leesburg Square                             Leesburg             FL          1986           12/23/92            91,682
      34 Miami Gardens                               Miami                FL          1996           10/06/97           245,119
      35 Freedom Square                              Naples               FL          1995           10/06/97           211,839
      36 Southgate                                   New Port Ritchie     FL          1966           08/27/97           262,911
      37 Presidential Plaza                          North Lauderdale     FL          1977           04/18/97            67,269
      38 Presidential West                           North Lauderdale     FL          1977           04/18/97            21,035
      39 Colonial Marketplace                        Orlando              FL        1979,86          04/01/98           128,823
      40 23rd Street Plaza                           Panama City          FL          1986           07/01/98            98,827
      41 Riverwood                                   Port Orange          FL        1984,96          09/05/97            93,506
      42 Seminole Plaza                              Seminole             FL          1964           06/11/98           144,011
      43 St. Augustine Outlet Center                 St. Augustine        FL          1991           03/01/92           334,787
      44 Rutland Plaza                               St. Petersburg       FL          1964           11/01/96           149,811
      45 Albany Plaza                                Albany               GA          1968           05/12/94           114,169
      46 Southgate Plaza                             Albany               GA          1969           07/11/90            59,816
      47 Eastgate Plaza                              Americus             GA          1980           07/11/90            44,365
      48 Perlis Plaza                                Americus             GA          1972           07/11/90           165,774
      49 Rogers Plaza                                Ashburn              GA          1974           07/11/90            49,672
      50 Sweetwater Village                          Austell              GA          1985           10/27/94            66,197


                                                Percent
         Property Name                        Leased (1)        ABR         Anchor Tenant
         ------------------------------------ ------------  --------------  ------------------------------------------------

         RETAIL PORTFOLIO

         Shopping Centers
       1 Cloverdale Village                      100%           $ 377,578   Winn-Dixie Stores
       2 Riverview Plaza                         100%             900,150   Wal-Mart
       3 Grant Mills Station                      98%           1,307,899   Wal-Mart
       4 Payton Park                             100%           1,400,336   Wal-Mart
       5 Glendale Galleria                        96%           1,174,351   Food 4 Less, Osco Drugs
       6 Kmart Plaza                             100%             738,505   Kmart
       7 Southern Village Mesa                    87%             606,252   Mega Food
       8 Sun Valley Plaza                         79%             637,935   ABCO
       9 Metro Marketplace                        91%           2,314,271   Office Max, Toys R' Us
      10 Northmall Centre                        100%           1,610,725   Comp USA, JC Penney, Stein Mart
      11 Bakersfield Plaza                        88%           1,743,536   Vons
      12 Factory Merchants - Barstow              81%           4,996,232   Esprit, Gap, Polo, Timberland
      13 Sony/Kinko                              100%             404,363   Kinko's, Sony Electronics
      14 Carmen Plaza                             94%           1,107,442   -
      15 Coachella Plaza                         100%             180,181   -
      16 Cudahy Plaza                            100%             664,242   Kmart
      17 Arbor Faire                              78%           1,558,342   Home Depot, PetsMart
      18 Broadway Faire                           98%             971,738   United Artists
      19 Briggsmore Plaza                         81%             562,011   Canned Foods
      20 Montebello Plaza                         94%           2,487,981   Albertson's, Circuit City
      21 Paradise Plaza                           97%             692,822   Albertson's, Kmart
      22 Metro 580 Shopping Center               100%           2,505,193   Borders, Linens N Things, Staples
      23 Rose Pavilion Shopping Center            99%           4,543,523   Levitz Furniture, Macy's Home Store
      24 San Dimas Plaza                          98%           1,638,621   T.J. Maxx
      25 Bristol Plaza                            98%           1,094,871   Lucky stores
      26 Vail Ranch Center                       100%           1,024,631   Albertson's
      27 Westminster City Center                 100%           4,234,619   Babies R Us, Circuit City, Homeplace
      28 Rodney Village                           83%             955,462   Farm Fresh
      29 Brooksville Square                       79%             609,104   Publix
      30 Northgate S.C.                          100%           1,242,923   Kmart, Publix
      31 Regency Park                             92%           2,473,562   Babies R Us, Marshalls, Rhodes Furniture
      32 Eastgate S.C.                           100%             597,367   Kmart
      33 Leesburg Square                          98%             733,689   Publix
      34 Miami Gardens                           100%           2,247,802   Kmart, Winn-Dixie Stores
      35 Freedom Square                           95%           1,578,092   Kmart, Publix
      36 Southgate                                71%             704,900   Publix
      37 Presidential Plaza                       91%             466,114   Winn-Dixie Stores
      38 Presidential West                        61%             110,363   -
      39 Colonial Marketplace                    100%             991,744   Office Max, Service Merchandise
      40 23rd Street Plaza                        98%             908,582   Publix
      41 Riverwood                                97%             449,756   Winn-Dixie Stores
      42 Seminole Plaza                           94%             578,612   T.J. Maxx
      43 St. Augustine Outlet Center              92%           4,923,985   Ann Taylor, Calvin Klein, Gap, Mikasa, Reebok
      44 Rutland Plaza                            88%             896,820   Winn-Dixie Stores
      45 Albany Plaza                            100%             669,173   Food Lion
      46 Southgate Plaza                         100%             318,050   -
      47 Eastgate Plaza                           81%             152,450   Beall's Outlet
      48 Perlis Plaza                             88%             766,317   Belk's, Piggly Wiggly
      49 Rogers Plaza                             81%             202,634   Piggly Wiggly
      50 Sweetwater Village                       96%             456,533   Winn-Dixie Stores



         Property Name                         Anchor Tenant Not Owned
         ------------------------------------  ----------------------------------

         RETAIL PORTFOLIO

         Shopping Centers
       1 Cloverdale Village
       2 Riverview Plaza
       3 Grant Mills Station
       4 Payton Park
       5 Glendale Galleria
       6 Kmart Plaza
       7 Southern Village Mesa
       8 Sun Valley Plaza
       9 Metro Marketplace
      10 Northmall Centre
      11 Bakersfield Plaza                     Mervyn's
      12 Factory Merchants - Barstow
      13 Sony/Kinko
      14 Carmen Plaza                          Miller's Outpost
      15 Coachella Plaza                       Vons
      16 Cudahy Plaza
      17 Arbor Faire                           Mervyn's
      18 Broadway Faire
      19 Briggsmore Plaza
      20 Montebello Plaza
      21 Paradise Plaza
      22 Metro 580 Shopping Center
      23 Rose Pavilion Shopping Center
      24 San Dimas Plaza                       Payless Drugs, Ralphs
      25 Bristol Plaza
      26 Vail Ranch Center
      27 Westminster City Center
      28 Rodney Village
      29 Brooksville Square
      30 Northgate S.C.
      31 Regency Park
      32 Eastgate S.C.                         Winn-Dixie Stores
      33 Leesburg Square
      34 Miami Gardens
      35 Freedom Square
      36 Southgate
      37 Presidential Plaza
      38 Presidential West
      39 Colonial Marketplace                  Target
      40 23rd Street Plaza
      41 Riverwood
      42 Seminole Plaza
      43 St. Augustine Outlet Center
      44 Rutland Plaza
      45 Albany Plaza
      46 Southgate Plaza
      47 Eastgate Plaza
      48 Perlis Plaza
      49 Rogers Plaza
      50 Sweetwater Village

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 24

                                                                                      Year             Date
         Property Name                               City                State       Built           Acquired            GLA
         ------------------------------------------  -----------------  -------- ---------------  ----------------  --------------
      51 Cedar Plaza                                 Cedartown            GA          1994           10/27/94           83,300
      52 Cedartown                                   Cedartown            GA          1989           01/10/95          107,220
      53 Cordele Square                              Cordele              GA          1968           07/11/90          126,927
      54 Mr. B's                                     Cordele              GA          1968           07/11/90           13,702
      55 Southgate Plaza                             Cordele              GA          1969           07/11/90           39,292
      56 Habersham Crossing                          Cornelia             GA          1990           03/01/96          161,278
      57 Habersham Village                           Cornelia             GA          1985           05/06/92          147,182
      58 Covington Gallery                           Covington            GA          1991           12/30/93          174,857
      59 Market Central                              Dalton               GA          1994           03/31/97           34,000
      60 Northside Plaza                             Dalton               GA          1990           10/11/95           67,832
      61 Midway Village                              Douglasville         GA          1989           05/01/97           73,328
      62 Westgate                                    Dublin               GA          1974           07/11/90          190,629
      63 Marshalls at Eastlake                       Marietta             GA          1982           10/26/98           55,179
      64 New Chastain Corners                        Marietta             GA          1990           07/17/97          108,380
      65 Pavilions at Eastlake                       Marietta             GA          1986           03/01/99          159,088
      66 Village at Southlake                        Morrow               GA          1983           04/13/98           53,384
      67 Perry Marketplace                           Perry                GA          1992           12/30/92          179,973
      68 Creekwood                                   Rex                  GA          1990           05/01/97           69,778
      69 Shops of Riverdale                          Riverdale            GA          1995           02/15/96           34,255
      70 Eisenhower Square                           Savannah             GA          1985           07/16/97          125,120
      71 Victory Square                              Savannah             GA          1986           07/02/92          168,514
      72 Wisteria Village                            Snellville           GA          1985           10/11/95          164,646
      73 University Commons                          Statesboro           GA          1994           07/24/96           59,814
      74 Tift-Town                                   Tifton               GA          1965           07/11/90           61,218
      75 Westgate                                    Tifton               GA          1980           07/11/90           16,307
      76 Haymarket Mall                              Des Moines           IA        1968,79          05/12/95          234,163
      77 Haymarket Square                            Des Moines           IA        1971,79          05/12/95          266,525
      78 Southfield Plaza                            Bridgeview           IL          1958           12/03/96          199,947
      79 King City Square                            Mt. Vernon           IL          1994           07/01/98           94,428
      80 Westridge Court                             Naperville           IL          1990           07/18/97          446,183
      81 Tinley Park Plaza                           Tinley Park          IL          1973           09/20/95          283,470
      82 Columbus Center                             Columbus             IN          1964           12/01/88          270,227
      83 Jasper Manor                                Jasper               IN          1990           02/18/92          194,120
      84 Valley View Plaza                           Marion               IN          1989           03/28/94           29,974
      85 Town Fair                                   Princeton            IN          1991           02/09/93          113,940
      86 Wabash Crossing                             Wabash               IN          1988           12/16/93          166,993
      87 Woodland Plaza                              Warsaw               IN          1989           03/28/94           31,008
      88 Green River                                 Campbellsville       KY          1989           03/08/96          190,316
      89 Kmart Plaza                                 Elizabethtown        KY          1992           02/04/93          130,466
      90 Highland Commons                            Glasgow              KY          1992           03/31/93          130,466
      91 J*Town Center                               Jeffersontown        KY          1959           10/21/88          186,855
      92 Mist Lake Plaza                             Lexington            KY          1993           07/01/98          217,292
      93 London Marketplace                          London               KY          1994           03/17/94          169,032
      94 Picadilly Square                            Louisville           KY          1973           04/25/89           96,370
      95 Eastgate                                    Middletown           KY          1987           11/10/93          152,855
      96 Lexington Road Plaza                        Versailles           KY          1994           04/28/94          182,578
      97 Lagniappe Village Shopping Center           New Iberia           LA          1990           07/01/98          220,225
      98 Liberty Plaza                               Randallstown         MD          1962           05/12/95          215,575
      99 Rising Sun Towne Centre                     Rising Sun           MD          1998           06/04/99           63,361
     100 Fruitland Plaza                             Salisbury            MD          1973           05/14/86          101,595
     101 Maple Village                               Ann Arbor            MI          1965           10/14/94          280,846
     102 Farmington Crossroads                       Farmington           MI          1986           12/11/95           84,310
     103 Delta Center                                Lansing              MI          1985           12/12/95          173,619


                                                      Percent
         Property Name                              Leased (1)           ABR
         ------------------------------------------ ------------  -----------------
      51 Cedar Plaza                                   100%                559,262
      52 Cedartown                                     100%                550,270
      53 Cordele Square                                 94%                548,893
      54 Mr. B's                                        37%                 28,891
      55 Southgate Plaza                                42%                 51,013
      56 Habersham Crossing                            100%                794,109
      57 Habersham Village                              93%                674,450
      58 Covington Gallery                              95%              1,053,410
      59 Market Central                                 95%                404,780
      60 Northside Plaza                                81%                408,476
      61 Midway Village                                 79%                413,632
      62 Westgate                                       71%                694,572
      63 Marshalls at Eastlake                          94%                435,388
      64 New Chastain Corners                           96%              1,011,818
      65 Pavilions at Eastlake                          93%              1,541,182
      66 Village at Southlake                           87%                437,258
      67 Perry Marketplace                              98%              1,182,617
      68 Creekwood                                     100%                583,755
      69 Shops of Riverdale                             90%                368,915
      70 Eisenhower Square                              97%                830,049
      71 Victory Square                                 98%                952,218
      72 Wisteria Village                               98%              1,073,209
      73 University Commons                            100%                548,314
      74 Tift-Town                                      66%                161,796
      75 Westgate                                       92%                115,686
      76 Haymarket Mall                                 95%              1,094,445
      77 Haymarket Square                               89%              1,624,688
      78 Southfield Plaza                              100%              1,821,847
      79 King City Square                               98%                782,095
      80 Westridge Court                                97%              5,524,534
      81 Tinley Park Plaza                              99%              1,896,781
      82 Columbus Center                                79%              1,045,125
      83 Jasper Manor                                   82%                808,643
      84 Valley View Plaza                              95%                273,669
      85 Town Fair                                     100%                579,599
      86 Wabash Crossing                               100%                967,370
      87 Woodland Plaza                                 92%                266,477
      88 Green River                                    99%                930,778
      89 Kmart Plaza                                    99%                739,860
      90 Highland Commons                              100%                751,879
      91 J*Town Center                                  60%                729,518
      92 Mist Lake Plaza                                96%              1,510,475
      93 London Marketplace                            100%              1,062,099
      94 Picadilly Square                               77%                330,784
      95 Eastgate                                       91%              1,187,057
      96 Lexington Road Plaza                          100%              1,247,148
      97 Lagniappe Village Shopping Center              74%                900,237
      98 Liberty Plaza                                  85%              1,511,632
      99 Rising Sun Towne Centre                        94%                572,480
     100 Fruitland Plaza                                48%                411,750
     101 Maple Village                                  91%              1,337,274
     102 Farmington Crossroads                          87%                557,468
     103 Delta Center                                   76%              1,199,673




         Property Name                          Anchor Tenant                                     Anchor Tenant Not Owned
         -------------------------------------- ------------------------------------------------  ----------------------------------
      51 Cedar Plaza                            The Kroger Co.
      52 Cedartown                              Wal-Mart
      53 Cordele Square                         Belk's, Harvey Foods
      54 Mr. B's                                -
      55 Southgate Plaza                        Beall's Outlet
      56 Habersham Crossing                     Wal-Mart
      57 Habersham Village                      Kmart, Winn-Dixie Stores
      58 Covington Gallery                      Ingles, Kmart
      59 Market Central                         -                                                 Wal-Mart
      60 Northside Plaza                        BI-LO
      61 Midway Village                         Winn-Dixie Stores
      62 Westgate                               Bruno's
      63 Marshalls at Eastlake                  Marshalls
      64 New Chastain Corners                   The Kroger Co.
      65 Pavilions at Eastlake                  The Kroger Co.
      66 Village at Southlake                   Marshalls
      67 Perry Marketplace                      The Kroger Co.
      68 Creekwood                              Winn-Dixie Stores
      69 Shops of Riverdale                     -                                                 Wal-Mart
      70 Eisenhower Square                      Food Lion
      71 Victory Square                         Food Lion
      72 Wisteria Village                       Kmart
      73 University Commons                     -
      74 Tift-Town                              Beall's Outlet
      75 Westgate                               -
      76 Haymarket Mall                         Burlington Coat Factory, Hobby Lobby
      77 Haymarket Square                       Dahl's Foods
      78 Southfield Plaza                       Dominicks Foods, Hobby Lobby, Walgreens
      79 King City Square                       Kroger
      80 Westridge Court                        Cub Foods, Linen N Things, Cineplex, Old Navy, Spiegel
      81 Tinley Park Plaza                      Walts Finer Foods
      82 Columbus Center                        Ames Department Store, Office Max
      83 Jasper Manor                           Kmart
      84 Valley View Plaza                      -                                                 Wal-Mart
      85 Town Fair                              Kmart
      86 Wabash Crossing                        Kmart, Supervalu
      87 Woodland Plaza                         -                                                 Wal-Mart
      88 Green River                            Goody's Family Clothing, Kroger
      89 Kmart Plaza                            Kmart
      90 Highland Commons                       Food Lion, Kmart
      91 J*Town Center                          Tricon Corporate Office
      92 Mist Lake Plaza                        Wal-Mart
      93 London Marketplace                     Kmart, The Kroger Co.
      94 Picadilly Square                       -
      95 Eastgate                               The Kroger Co.
      96 Lexington Road Plaza                   Kmart, The Kroger Co.
      97 Lagniappe Village Shopping Center      Wal-Mart
      98 Liberty Plaza                          Stop & Shop
      99 Rising Sun Towne Centre                Giant Food Stores
     100 Fruitland Plaza                        Food Lion
     101 Maple Village                          Kmart
     102 Farmington Crossroads                  Farmer Jack
     103 Delta Center                           T.J. Maxx, Toys R Us

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 25

                                                                                      Year             Date
         Property Name                               City                State       Built           Acquired            GLA
         ------------------------------------------  -----------------  -------- ---------------  ----------------  --------------
     104 Hampton Village Centre                      Rochester Hills      MI          1990           12/12/95           460,219
     105 Fashion Corner                              Saginaw              MI          1986           12/12/95           188,877
     106 Hall Road Crossing                          Shelby               MI          1985           12/12/95           175,182
     107 Southfield Shopping Center                  Southfield           MI        1969-70          02/12/98           106,948
     108 Delco Plaza                                 Sterling Heights     MI        1970,73          11/14/96           154,853
     109 Westland Crossing                           Westland             MI          1986           11/16/99           141,738
     110 Roundtree Place                             Ypsilanti            MI          1992           07/01/98           195,413
     111 Washtenaw Fountain Plaza                    Ypsilanti            MI          1989           10/05/92           136,103
     112 Factory Merchants - Branson                 Branson              MO          1988           11/01/93           317,410
     113 Factory Outlet Village Osage Beach          Osage Beach          MO          1987           01/29/93           400,126
     114 Stanly County Plaza                         Albermarle           NC          1988           03/28/94            63,637
     115 Village Marketplace                         Asheboro             NC          1988           04/13/95            87,870
     116 Foothills Market                            Jonesville           NC          1988           06/05/95            49,630
     117 Chapel Square                               Kannapolis           NC          1992           12/01/94            45,450
     118 Kinston Pointe                              Kinston              NC          1991           07/05/95           170,170
     119 Granville Corners                           Oxford               NC          1991           02/21/96           136,552
     120 Roxboro Square                              Roxboro              NC          1989           06/05/95            98,980
     121 Siler Crossing                              Siler City           NC          1988           06/05/95           132,640
     122 Crossroads Ctr.                             Statesville          NC          1991           02/27/96           340,190
     123 Thomasville Crossing                        Thomasville          NC          1996           04/18/97            78,509
     124 Anson Station                               Wadesboro            NC          1988           08/23/95           130,800
     125 Roanoke Landing                             Williamston          NC          1991           01/02/96           156,561
     126 Wilson                                      Wilson               NC          1973           05/14/86           104,982
     127 Stratford Commons                           Winston-Salem        NC          1995           12/30/96            72,308
     128 Laurel Square                               Bricktown            NJ          1973           07/13/92           246,235
     129 Hamilton Plaza-Kmart Plaza                  Hamilton             NJ          1972           05/12/94           149,060
     130 Bennetts Mills Plaza                        Jackson              NJ          1988           09/01/94           115,238
     131 Six Flags Factory Outlet                    Jackson Township     NJ          1997           04/30/97           292,638
     132 Middletown Plaza                            Middletown           NJ          1972           01/01/75           120,558
     133 Tinton Falls Plaza                          Tinton Falls         NJ          1953           01/30/98           100,582
     134 Dover Park Plaza                            Yardville            NJ          1966           01/28/00            59,642
     135 Galleria Commons Shopping Center            Henderson            NV          1998           06/09/98           276,460
     136 Renaissance Center East                     Las Vegas            NV          1981           10/17/96           145,578
     137 Kietzke Center                              Reno                 NV          1974           06/20/97           165,350
     138 University Mall                             Canton               NY          1967           01/01/76            78,740
     139 Cortlandville                               Cortland             NY          1984           08/04/87           100,300
     140 Kmart Plaza                                 DeWitt               NY          1970           08/03/93           115,500
     141 D & F Plaza                                 Dunkirk              NY          1967           01/01/86           190,518
     142 Elmira Plaza                                Elmira               NY          1976           02/13/89            54,400
     143 Genesee Valley Shopping Center              Genesco              NY          1993           07/01/98           204,609
     144 Pyramid Mall                                Geneva               NY          1973           08/03/93           233,138
     145 Gloversville                                Gloversville         NY          1974           12/29/98            45,012
     146 McKinley Plaza                              Hamburg              NY          1991           06/14/92            92,782
     147 Hornell Plaza Shopping Center               Hornell              NY          1995           07/31/98           253,703
     148 Cayuga Mall                                 Ithaca               NY          1969           05/12/89           205,526
     149 Shops at Seneca Mall                        Liverpool            NY          1971           08/03/93           237,202
     150 Transit Road Plaza                          Lockport             NY          1971           08/03/93           138,120
     151 Marcy                                       Marcy                NY          1971           05/14/86           123,380
     152 Wallkill Plaza                              Middletown           NY          1986           12/12/95           203,234
     153 Monroe Shoprite Plaza                       Monroe               NY          1972           08/01/97           122,394
     154 Rockland Plaza                              Nanuet               NY          1963           01/01/83           248,067
     155 South Plaza                                 Norwich              NY          1967           04/01/83           143,665
     156 Westgate Plaza                              Oneonta              NY          1967           01/20/84            71,952



                                                       Percent
         Property Name                               Leased (1)           ABR
         ------------------------------------------  ------------  -----------------
     104 Hampton Village Centre                          96%              4,528,210
     105 Fashion Corner                                  66%                973,680
     106 Hall Road Crossing                              93%              1,649,360
     107 Southfield Shopping Center                      85%                977,819
     108 Delco Plaza                                    100%                782,874
     109 Westland Crossing                               86%              1,257,310
     110 Roundtree Place                                100%              1,309,781
     111 Washtenaw Fountain Plaza                        99%                965,535
     112 Factory Merchants - Branson                     77%              3,656,544
     113 Factory Outlet Village Osage Beach              94%              6,674,351
     114 Stanly County Plaza                             94%                403,444
     115 Village Marketplace                             79%                545,506
     116 Foothills Market                                92%                266,954
     117 Chapel Square                                   94%                337,522
     118 Kinston Pointe                                  90%                846,584
     119 Granville Corners                               99%                933,291
     120 Roxboro Square                                 100%                635,832
     121 Siler Crossing                                  98%                756,271
     122 Crossroads Ctr.                                 99%              1,975,735
     123 Thomasville Crossing                            98%                629,517
     124 Anson Station                                   93%                708,463
     125 Roanoke Landing                                100%              1,005,983
     126 Wilson                                          76%               -
     127 Stratford Commons                              100%                917,630
     128 Laurel Square                                   98%              1,850,409
     129 Hamilton Plaza-Kmart Plaza                     100%                812,993
     130 Bennetts Mills Plaza                           100%              1,116,254
     131 Six Flags Factory Outlet                       100%              5,664,417
     132 Middletown Plaza                                94%                863,214
     133 Tinton Falls Plaza                             100%                941,024
     134 Dover Park Plaza                               100%                426,203
     135 Galleria Commons Shopping Center               100%              2,612,439
     136 Renaissance Center East                         97%              1,699,698
     137 Kietzke Center                                  95%                949,374
     138 University Mall                                 86%                286,219
     139 Cortlandville                                   95%                240,419
     140 Kmart Plaza                                    100%                576,275
     141 D & F Plaza                                     88%                837,897
     142 Elmira Plaza                                    0%                -
     143 Genesee Valley Shopping Center                 100%              1,431,888
     144 Pyramid Mall                                    87%              1,101,204
     145 Gloversville                                   100%                 99,026
     146 McKinley Plaza                                  81%                706,865
     147 Hornell Plaza Shopping Center                  100%              1,812,948
     148 Cayuga Mall                                     93%              1,049,940
     149 Shops at Seneca Mall                            92%              1,299,072
     150 Transit Road Plaza                             100%                361,208
     151 Marcy                                           2%                  25,000
     152 Wallkill Plaza                                 100%              1,780,175
     153 Monroe Shoprite Plaza                           98%              1,272,478
     154 Rockland Plaza                                  97%              4,194,089
     155 South Plaza                                     78%                315,960
     156 Westgate Plaza                                  97%                208,280




         Property Name                          Anchor Tenant                                     Anchor Tenant Not Owned
         -------------------------------------- ------------------------------------------------  ----------------------------------
     104 Hampton Village Centre                 Farmer Jack, Kohl's                               Target
     105 Fashion Corner                         Best Buy, Kids R Us
     106 Hall Road Crossing                     Old Navy, T.J. Maxx
     107 Southfield Shopping Center             Farmer Jack                                       Burlington Coats, F&M, Marshalls
     108 Delco Plaza                            Babies R Us, Bed, Bath & Beyond
     109 Westland Crossing                      Michaels, Office Depot                            Toys R' Us
     110 Roundtree Place                        Busch Grocery, Wal-Mart
     111 Washtenaw Fountain Plaza               -
     112 Factory Merchants - Branson            Bugle Boy, Dress Barn
     113 Factory Outlet Village Osage Beach     Gap, Mikasa, Polo, Tommy Hilfiger
     114 Stanly County Plaza                    Ingles                                            Wal-Mart
     115 Village Marketplace                    Harris Teeter                                     Wal-Mart
     116 Foothills Market                       Food Lion
     117 Chapel Square                          Food Lion                                         Wal-Mart
     118 Kinston Pointe                         Wal-Mart
     119 Granville Corners                      Lowe's Food, Wal-Mart
     120 Roxboro Square                         Wal-Mart
     121 Siler Crossing                         Belk-Yates, Food Lion, Rose's
     122 Crossroads Ctr.                        BI-LO, Wal-Mart
     123 Thomasville Crossing                   Lowe's Food
     124 Anson Station                          Food Lion, Wal-Mart
     125 Roanoke Landing                        Wal-Mart, Winn-Dixie Stores                       Belk's
     126 Wilson                                 Wilson Flea Market
     127 Stratford Commons                      Michaels, Office Max
     128 Laurel Square                          Kmart, Pathmark
     129 Hamilton Plaza-Kmart Plaza             Kmart
     130 Bennetts Mills Plaza                   Edwards Super Foods
     131 Six Flags Factory Outlet               Brooks Brothers, Gap, Mikasa, Nike, Reebok
     132 Middletown Plaza                       Shoprite
     133 Tinton Falls Plaza                     Burlington Coat Factory                           Great A&P Tea Company
     134 Dover Park Plaza                       Acme Markets
     135 Galleria Commons Shopping Center       Babies R Us, Comp USA, Homebase, Stein Mart, T.J. Maxx
     136 Renaissance Center East                Albertson's
     137 Kietzke Center                         Mervyn's                                          Target
     138 University Mall                        Ames Department Stores
     139 Cortlandville                          Ames Department Stores
     140 Kmart Plaza                            Kmart, Office Max
     141 D & F Plaza                            Quality Markets
     142 Elmira Plaza                           -
     143 Genesee Valley Shopping Center         Wal-Mart, Wegmans
     144 Pyramid Mall                           Kmart, Tops Market
     145 Gloversville                           Citizens Telecom
     146 McKinley Plaza                         Kids R Us, T.J. Maxx
     147 Hornell Plaza Shopping Center          Wal-Mart, Wegmans
     148 Cayuga Mall                            Penn Traffic
     149 Shops at Seneca Mall                   Kmart, Price Chopper
     150 Transit Road Plaza                     Kmart
     151 Marcy                                  -
     152 Wallkill Plaza                         Bradlees, Shoprite
     153 Monroe Shoprite Plaza                  Shoprite
     154 Rockland Plaza                         Barnes & Noble, Marshalls, Tower Records
     155 South Plaza                            Ames Department Stores
     156 Westgate Plaza                         Ames Department Stores

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 26

                                                                                      Year             Date
         Property Name                               City                State       Built           Acquired            GLA
         ------------------------------------------  -----------------  -------- ---------------  ----------------  --------------
     157 Oswego Plaza                                Oswego               NY          1966           01/01/77           128,087
     158 Mohawk Acres                                Rome                 NY          1965           02/01/84            98,183
     159 Price Chopper Plaza                         Rome                 NY          1988           08/03/93            78,401
     160 Westgate Manor Plaza                        Rome                 NY          1961           01/01/86            65,813
     161 Northland                                   Watertown            NY          1962           01/01/73           122,666
     162 Ashland Square                              Ashland              OH          1990           10/06/93           163,168
     163 Harbor Plaza                                Ashtabula            OH          1988           02/20/91            51,794
     164 Belpre Plaza                                Belpre               OH          1969           06/08/88            88,426
     165 Southwood Plaza                             Bowling Green        OH          1961           05/16/90            82,952
     166 Brentwood Plaza                             Cincinnati           OH          1957           05/04/94           232,567
     167 Delhi                                       Cincinnati           OH          1973           05/22/96           166,497
     168 Western Village                             Cincinnati           OH          1960           05/04/94           138,625
     169 Crown Point                                 Columbus             OH          1980           07/23/98           147,427
     170 River Run Centre                            Coshocton            OH          1992           07/01/98            82,957
     171 South Towne Centre                          Dayton               OH          1972           03/27/92           308,710
     172 Heritage Square                             Dover                OH          1959           08/31/93           232,132
     173 Midway Crossing                             Elyria               OH          1986           12/11/95           138,675
     174 Fairfield Center                            Fairfield            OH          1978           05/01/90            74,095
     175 Silver Bridge Plaza                         Gallipolis           OH          1972           12/28/86           145,481
     176 Genoa                                       Genoa                OH          1987           03/01/91            16,500
     177 Parkway Plaza                               Maumee               OH          1955           09/06/89           140,021
     178 New Boston                                  New Boston           OH          1991           02/17/93           238,711
     179 Market Place                                Piqua                OH          1972           11/20/91           169,311
     180 Brice Park                                  Reynoldsburg         OH          1989           03/04/98           168,284
     181 Central Ave Marketplace                     Toledo               OH          1968           08/14/90           157,383
     182 Greentree                                   Upper Arlington      OH          1974           07/23/98           128,501
     183 Bethel Park                                 Bethel Park          PA          1965           05/14/97           224,069
     184 Dillsburg Shopping Center                   Dillsburg            PA          1994           10/16/96            68,849
     185 Market Street Square                        Elizabethtown        PA          1993           10/06/97           169,481
     186 New Garden                                  Kennett Square       PA          1979           06/20/97           149,270
     187 Stone Mill Plaza                            Lancaster            PA          1988           01/06/94            94,493
     188 Crossroads Plaza                            Mt. Pleasant         PA          1975           11/10/88           105,723
     189 Ivyridge                                    Philadelphia         PA          1963           08/02/95           112,278
     190 Roosevelt Mall                              Philadelphia         PA        1958, 64      01/01/64, 04/01/74    555,813
     191 Johnstown Galleria Outparcel                Richard Twnsp        PA          1993           07/31/97            61,968
     192 Hampton Square                              Upper South Hampton  PA          1980           12/29/98            62,933
     193 Shops at Prospect                           West Hempfield       PA          1994           07/31/95            63,392
     194 Circle Center                               Hilton Head          SC          1992           03/24/94            65,313
     195 Palmetto Crossroads                         Hilton Head          SC          1990           10/18/95            40,916
     196 Island Plaza                                James Island         SC          1994           10/06/97           167,101
     197 Remount Village                             N. Charleston        SC          1996           11/13/96            60,238
     198 Congress Crossing                           Athens               TN          1990           11/10/88           172,305
     199 St. Elmo Central                            Chattanooga          TN          1995           08/06/96            74,978
     200 Apison Crossing                             Collegedale          TN          1997           07/29/97            79,054
     201 Saddletree Village Shopping Center          Columbia             TN          1990           06/15/98            45,800
     202 West Towne Square                           Elizabethton         TN        1970, 98         06/09/98            99,224
     203 Greeneville Commons                         Greeneville          TN          1990           03/10/92           223,118
     204 Hazel Path                                  Hendersonville       TN          1989           11/27/95            67,965
     205 Kimball Crossing                            Jasper               TN          1987           11/27/95           280,482
     206 Chapman-Ford Crossing                       Knoxville            TN          1990           12/30/92           185,604
     207 Farrar Place Shopping Center                Manchester           TN          1989           12/15/95            43,220
     208 Georgetown Square                           Murfreesboro         TN          1986           09/29/93           104,117
     209 Madison Street Station                      Shelbyville          TN          1985           10/11/95            56,766



                                                      Percent
         Property Name                              Leased (1)           ABR
         ------------------------------------------ ------------  -----------------
     157 Oswego Plaza                                   97%                553,736
     158 Mohawk Acres                                   62%                537,644
     159 Price Chopper Plaza                           100%                530,930
     160 Westgate Manor Plaza                           93%                351,556
     161 Northland                                      77%                497,920
     162 Ashland Square                                 97%                873,077
     163 Harbor Plaza                                   86%                301,778
     164 Belpre Plaza                                   48%                195,703
     165 Southwood Plaza                                77%                312,957
     166 Brentwood Plaza                                54%              1,122,535
     167 Delhi                                          91%              1,342,732
     168 Western Village                                98%                957,483
     169 Crown Point                                    90%              1,113,527
     170 River Run Centre                              100%                416,342
     171 South Towne Centre                             99%              2,373,131
     172 Heritage Square                                63%                850,303
     173 Midway Crossing                                84%                989,461
     174 Fairfield Center                               96%                394,713
     175 Silver Bridge Plaza                            82%                526,478
     176 Genoa                                          85%                106,334
     177 Parkway Plaza                                  82%                335,572
     178 New Boston                                    100%              1,435,571
     179 Market Place                                   81%                562,687
     180 Brice Park                                    100%              1,713,691
     181 Central Ave Marketplace                        98%                570,173
     182 Greentree                                      78%                939,334
     183 Bethel Park                                    98%              1,322,258
     184 Dillsburg Shopping Center                     100%                627,444
     185 Market Street Square                          100%              1,363,460
     186 New Garden                                     62%                463,214
     187 Stone Mill Plaza                               92%                812,833
     188 Crossroads Plaza                               89%                365,414
     189 Ivyridge                                       78%                969,808
     190 Roosevelt Mall                                 97%              5,837,817
     191 Johnstown Galleria Outparcel                   87%                339,677
     192 Hampton Square                                 90%                435,047
     193 Shops at Prospect                              94%                493,859
     194 Circle Center                                  97%                650,242
     195 Palmetto Crossroads                           100%                316,053
     196 Island Plaza                                   96%              1,178,603
     197 Remount Village                                94%                530,538
     198 Congress Crossing                              99%              1,146,327
     199 St. Elmo Central                               94%                615,016
     200 Apison Crossing                                98%                701,160
     201 Saddletree Village Shopping Center             83%                263,101
     202 West Towne Square                              72%                516,377
     203 Greeneville Commons                            98%              1,418,102
     204 Hazel Path                                     85%                411,326
     205 Kimball Crossing                               89%              1,668,012
     206 Chapman-Ford Crossing                          96%              1,011,336
     207 Farrar Place Shopping Center                   84%                314,151
     208 Georgetown Square                              85%                806,255
     209 Madison Street Station                         94%                354,898





         Property Name                         Anchor Tenant                                     Anchor Tenant Not Owned
         ------------------------------------  ------------------------------------------------  ----------------------------------
     157 Oswego Plaza                          JC Penney
     158 Mohawk Acres                          -
     159 Price Chopper Plaza                   Price Chopper
     160 Westgate Manor Plaza                  Rome Cinemas
     161 Northland                             Ames Department Store
     162 Ashland Square                        Foodtown, Wal-Mart
     163 Harbor Plaza                          Jubilee Foods
     164 Belpre Plaza                          -
     165 Southwood Plaza                       -
     166 Brentwood Plaza                       -
     167 Delhi                                 The Kroger Co.
     168 Western Village                       T.J. Maxx
     169 Crown Point                           The Kroger Co.
     170 River Run Centre                      Wal-Mart                                       Big Bear
     171 South Towne Centre                    Burlington Coat Factory, Kmart
     172 Heritage Square                       Bag N Save Foods
     173 Midway Crossing                       T.J. Maxx                                      Kids R Us, Toys R Us
     174 Fairfield Center                      The Kroger Co.
     175 Silver Bridge Plaza                   Quality Farm & Fleet
     176 Genoa                                 -
     177 Parkway Plaza                         Foodtown
     178 New Boston                            Festival Foods, Wal-Mart
     179 Market Place                          Foodtown
     180 Brice Park                            Gregg Appliances, Michaels, Old Navy
     181 Central Ave Marketplace               Hills Department Store
     182 Greentree                             The Kroger Co.
     183 Bethel Park                           Ames Department Store, Giant Eagle
     184 Dillsburg Shopping Center             Giant Food Stores
     185 Market Street Square                  Kmart, Weis Markets
     186 New Garden                            Acme Markets
     187 Stone Mill Plaza                      Giant Food Stores
     188 Crossroads Plaza                      Quality Farm & Fleet
     189 Ivyridge                              Super Fresh
     190 Roosevelt Mall                        Strawbridges
     191 Johnstown Galleria Outparcel          -                                              Builders Square, Toys R Us, Wal-Mart
     192 Hampton Square                        Acme Market
     193 Shops at Prospect                     Fox Markets                                    Kmart
     194 Circle Center                         BI-LO
     195 Palmetto Crossroads                   Food Lion
     196 Island Plaza                          Food Lion, Kmart
     197 Remount Village                       BI-LO
     198 Congress Crossing                     BI-LO, Kmart
     199 St. Elmo Central                      Winn-Dixie Stores
     200 Apison Crossing                       Winn-Dixie Stores
     201 Saddletree Village Shopping Center    Food Lion
     202 West Towne Square                     Winn-Dixie Stores
     203 Greeneville Commons                   Kmart, Proffitt's
     204 Hazel Path                            Food Lion                                      Wal-Mart
     205 Kimball Crossing                      Wal-Mart
     206 Chapman-Ford Crossing                 Food Lion, Wal-Mart
     207 Farrar Place Shopping Center          Food Lion                                      The Crystal Company
     208 Georgetown Square                     The Kroger Co.
     209 Madison Street Station                BI-LO

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 27

                                                                                      Year             Date
         Property Name                               City                State       Built           Acquired            GLA
         ------------------------------------------  -----------------  -------- ---------------  ----------------  --------------
     210 Commerce Central                            Tullahoma            TN          1995           08/09/96            182,401
     211 Merchant's Central                          Winchester           TN          1997           12/09/97            208,123
     212 Bardin Place Center                         Arlington            TX        1992-93          10/06/97            303,900
     213 Irving West                                 Irving               TX          1987           09/14/93             70,056
     214 Valley Fair Mall                            W. Valley City       UT          1970           12/31/96            600,584
     215 Colonial Heights                            Colonial Heights     VA          1972           05/14/86             80,363
     216 Factory Merchants Ft. Chiswell              Ft. Chiswell         VA          1989           11/01/93            175,578
     217 Hanover Square                              Mechanicsville       VA          1991           01/06/93            129,987
     218 Victorian Square                            Midlothian           VA          1991           03/24/94            271,215
     219 VA-KY Regional S.C.                         Norton               VA          1989           12/30/92            193,238
     220 Cave Spring Corners                         Roanoke              VA          1969           06/05/97            171,125
     221 Hunting Hills                               Roanoke              VA          1989           04/02/98            166,207
     222 Lakeside Plaza                              Salem                VA          1989           04/15/99             82,036
     223 Fredricksburg                               Spotsylvania         VA          1970           05/14/86             83,374
     224 Lake Drive Plaza                            Vinton               VA          1976           02/12/98            148,061
     225 Ridgeview Centre                            Wise                 VA          1990           07/02/92            176,690
     226 Moundsville Plaza                           Moundsville          WV          1961           12/27/88            174,664
     227 Grand Central Plaza                         Parkersburg          WV          1986           06/08/88             74,017
     228 Kmart Plaza                                 Vienna               WV          1975           02/25/93            106,258
                                                                                                                    --------------

                                                                                                            TOTAL     33,960,550
                                                                                                                    ==============


         Single Tenant Properties

       1 The Kroger Co.                              Muscle Shoals        AL          1982           08/10/93             42,130
       2 The Kroger Co.                              Muscle Shoals        AL          1982           08/10/93             10,069
       3 The Kroger Co.                              Scottsboro           AL          1982           08/10/93             42,130
       4 The Kroger Co.                              Pine Bluff           AR          1981           08/10/93             60,842
       5 Safeway                                     Sherwood             AR          1981           08/10/93             44,617
       6 Lucky stores                                Mesa                 AZ          1982           08/10/93             29,827
       7 Lucky stores                                Phoenix              AZ          1982           01/19/94             28,217
       8 Q-Club                                      Phoenix              AZ          1994           05/06/94             44,374
       9 Q-Club                                      Scottsdale           AZ          1994           08/19/94             44,374
      10 Rite Aid                                    Yuma                 AZ          1980           08/10/93             25,834
      11 Pueblo I                                    Pueblo               CO          1977           08/10/93             12,556
      12 Doverama at Rodney                          Dover                DE          1959           01/01/69             30,000
      13 Food Lion                                   Brandon              FL          1982           08/10/93             36,750
      14 Kmart                                       Brookville           FL          1987           06/17/97             94,841
      15 Albany I                                    Albany               GA          1981           08/10/93             72,900
      16 Rite Aid                                    East Albany          GA          1982           08/10/93             10,069
      17 The Kroger Co.                              East Albany          GA          1982           08/10/93             34,019
      18 Kmart                                       Atlantic             IA          1980           01/19/94             40,318
      19 Eagle Food Center                           Coralville           IA          1981           08/10/93             28,875
      20 Eagle Food Center                           Dubuque              IA          1980           08/10/93             35,015
      21 Eagle Food Center                           Decatur              IL          1983           08/10/93             29,000
      22 The Kroger Co.                              Ottawa               IL          1982           08/10/93             44,088
      23 Eagle Food Center                           Peoria               IL          1983           08/10/93             30,000
      24 Eagle Food Center                           Springfield          IL          1982           08/10/93             30,000
      25 Eagle Food Center                           Sterling             IL          1980           08/10/93             40,265
      26 The Kroger Co.                              Waterloo             IL          1982           08/10/93             31,170
      27 Kindercare                                  Beech Grove          IN          1976           12/31/92              4,268
      28 Kindercare                                  Fort Wayne           IN          1976           12/31/92              4,584
      29 Eagle Food Center                           Hobart               IN          1983           08/10/93             29,300



                                                     Percent
         Property Name                             Leased (1)           ABR
         ---------------------------------------  -------------  -----------------
     210 Commerce Central                              99%              1,213,046
     211 Merchant's Central                            98%              1,179,011
     212 Bardin Place Center                          100%              2,909,949
     213 Irving West                                  100%                615,784
     214 Valley Fair Mall                              84%              3,585,424
     215 Colonial Heights                              0%                       -
     216 Factory Merchants Ft. Chiswell                68%                797,464
     217 Hanover Square                               100%              1,411,588
     218 Victorian Square                              94%              1,790,112
     219 VA-KY Regional S.C.                          100%              1,224,729
     220 Cave Spring Corners                           99%                688,035
     221 Hunting Hills                                 97%                867,670
     222 Lakeside Plaza                                99%                737,473
     223 Fredricksburg                                100%                164,905
     224 Lake Drive Plaza                              91%                882,473
     225 Ridgeview Centre                              99%              1,139,698
     226 Moundsville Plaza                             85%                920,415
     227 Grand Central Plaza                          100%                643,990
     228 Kmart Plaza                                   98%                528,010
                                                   ------------  -----------------

                                                       91%           $245,012,364
                                                   ============  =================


         Single Tenant Properties

       1 The Kroger Co.                               100%              $ 252,780
       2 The Kroger Co.                               100%                 60,414
       3 The Kroger Co.                               100%                217,391
       4 The Kroger Co.                               100%                288,232
       5 Safeway                                      100%                240,651
       6 Lucky stores                                 100%                126,438
       7 Lucky stores                                 100%                154,620
       8 Q-Club                                       100%                741,189
       9 Q-Club                                       100%                749,773
      10 Rite Aid                                     100%                113,050
      11 Pueblo I                                      0%                       -
      12 Doverama at Rodney                           100%                 56,250
      13 Food Lion                                    100%                202,582
      14 Kmart                                        100%                540,510
      15 Albany I                                      0%                       -
      16 Rite Aid                                     100%                 54,567
      17 The Kroger Co.                               100%                197,612
      18 Kmart                                        100%                160,000
      19 Eagle Food Center                            100%                172,669
      20 Eagle Food Center                            100%                230,300
      21 Eagle Food Center                            100%                181,996
      22 The Kroger Co.                               100%                278,866
      23 Eagle Food Center                            100%                208,133
      24 Eagle Food Center                            100%                135,090
      25 Eagle Food Center                            100%                179,748
      26 The Kroger Co.                               100%                207,135
      27 Kindercare                                   100%                 49,694
      28 Kindercare                                   100%                 49,694
      29 Eagle Food Center                            100%                190,792




         Property Name                             Anchor Tenant                               Anchor Tenant Not Owned
         --------------------------------------    ------------------------------------------  ----------------------------------
     210 Commerce Central                          Wal-Mart
     211 Merchant's Central                        Peebles, Wal-Mart
     212 Bardin Place Center                       Oshmann's, Kmart                            Hobby Lobby
     213 Irving West                               Winn-Dixie Stores
     214 Valley Fair Mall                          JC Penney, Mervyn's, ZCMI
     215 Colonial Heights                          -
     216 Factory Merchants Ft. Chiswell            Polo, Reebok
     217 Hanover Square                            Ukrops Supermarket                          Kohl's
     218 Victorian Square                          The Kroger Co., Kmart
     219 VA-KY Regional S.C.                       Ingles, Wal-Mart
     220 Cave Spring Corners                       Hills Department Store, The Kroger Co.
     221 Hunting Hills                             Wal-Mart
     222 Lakeside Plaza                            The Kroger Co.
     223 Fredricksburg                             Pharmhouse
     224 Lake Drive Plaza                          The Kroger Co.
     225 Ridgeview Centre                          Food City, Kmart                            Belk's
     226 Moundsville Plaza                         The Kroger Co.
     227 Grand Central Plaza                       Office Depot
     228 Kmart Plaza                               Kmart






         Single Tenant Properties

       1 The Kroger Co.
       2 The Kroger Co.
       3 The Kroger Co.                            Bruno's
       4 The Kroger Co.
       5 Safeway
       6 Lucky stores                              ABCO
       7 Lucky stores                              ABCO
       8 Q-Club
       9 Q-Club
      10 Rite Aid                                  Payless Drugs
      11 Pueblo I
      12 Doverama at Rodney
      13 Food Lion                                 Kash n Karry
      14 Kmart
      15 Albany I
      16 Rite Aid
      17 The Kroger Co.                            Harvey Foods
      18 Kmart
      19 Eagle Food Center
      20 Eagle Food Center
      21 Eagle Food Center
      22 The Kroger Co.
      23 Eagle Food Center
      24 Eagle Food Center
      25 Eagle Food Center
      26 The Kroger Co.                            Schnuck Markets
      27 Kindercare
      28 Kindercare
      29 Eagle Food Center

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 28


                                                                                      Year             Date
         Property Name                               City                State       Built           Acquired            GLA
         ------------------------------------------  -----------------  -------- ---------------  ----------------  --------------
      30 Kindercare                                  Indianapolis         IN          1976           12/31/92           4,452
      31 Kindercare                                  Indianapolis         IN          1976           12/31/92           4,212
      32 Kindercare                                  Indianapolis         IN          1976           12/31/92           4,452
      33 Eagle Food Center                           Michigan City        IN          1983           08/10/93          29,000
      34 Safeway                                     West Monroe          LA          1981           08/10/93          41,293
      35 Mountain Jacks                              Dearborne Hts.       MI          1988           12/31/92           9,914
      36 Kindercare                                  Kalamazoo            MI          1990           02/06/91           6,260
      37 Firstar Bank Building                       Burnsville           MN          1975           08/04/97          13,373
      38 High Ridge I                                High Ridge           MO          1980           12/31/92           4,654
      39 Northern Automotive                         Grand Island         NE          1988           12/31/92           5,671
      40 Northern Automotive                         Hastings             NE          1988           12/31/92           4,000
      41 Kmart                                       Somerville           NJ          1982           08/10/93          55,552
      42 Rite Aid                                    Rome                 NY          1965           01/20/84          84,000
      43 Safeway                                     Muskogee             OK          1981           08/10/93          45,510
      44 The Kroger Co.                              Clearfield           PA          1982           08/10/93          31,170
      45 Hardees                                     Hanover              PA          1971           07/31/97           3,800
      46 Acme Markets                                Philadelphia         PA          1980           08/19/98          34,000
      47 The Kroger Co.                              James Island         SC          1982           08/10/93          42,130
      48 Winn-Dixie Stores                           Chattanooga          TN          1995           03/31/97          43,848
      49 First American Bank                         Kingsport            TN          1970           09/01/92           5,532
      50 Kmart                                       Desoto               TX          1980           08/10/93          72,897
      51 Houston I                                   Houston              TX          1991           12/31/92           1,675
      52 The Omelette Shop                           Houston              TX          1991           12/31/92           1,675
      53 The Kroger Co.                              Missouri City        TX          1982           08/10/93          44,183
      54 El Chico                                    Temple               TX          1995           12/19/95           6,600
      55 Pizza Hut                                   Harrisonburg         VA          1969           07/31/96           3,384
                                                                                                                    --------------

                                                                                                            TOTAL     1,613,669
                                                                                                                    ==============

         COMMERCIAL PROPERTIES

       1 Genzyme Corp.                               Scottsdale           AZ          1971           12/17/90          21,560
       2 Unity Professional Bldg.                    Fridley              MN          1991           05/30/96          62,518
       3 Stillwater Office Bldg.                     Stillwater           MN          1985           07/31/91           9,095
       4 Roxbury Township                            Roxbury              NJ          1997           12/31/97           LAND
       5 Institute for Defense Analyses              Princeton            NJ        1974, 82         05/31/74          51,000
       6 North Central Avenue                        Hartsdale            NY          1972           07/31/72           LAND
                                                                                                                    --------------

                                                                                                            TOTAL      144,173
                                                                                                                    ==============

                                                                                                                    --------------
                                                                 TOTAL RETAIL PORTFOLIO AND COMMERCIAL PROPERTIES    35,718,392
                                                                                                                    ==============

         SHOPPING CENTERS WITH REDEVELOPMENT PLANS UNDER REEVALUATION

       1 Clearwater Mall                             Clearwater           FL          1973           12/02/97          679,671






                                                      Percent
         Property Name                              Leased (1)           ABR
         -----------------------------------------  ------------  -----------------
      30 Kindercare                                    100%                 49,694
      31 Kindercare                                    100%                 49,694
      32 Kindercare                                    100%                 21,600
      33 Eagle Food Center                             100%                158,000
      34 Safeway                                       100%                228,671
      35 Mountain Jacks                                100%                169,000
      36 Kindercare                                    100%                 73,832
      37 Firstar Bank Building                         100%                133,772
      38 High Ridge I                                   0%                 -
      39 Northern Automotive                           100%                 79,140
      40 Northern Automotive                           100%                 56,658
      41 Kmart                                         100%                271,780
      42 Rite Aid                                       85%                178,500
      43 Safeway                                       100%                280,344
      44 The Kroger Co.                                100%                210,000
      45 Hardees                                       100%                 24,100
      46 Acme Markets                                  100%                163,795
      47 The Kroger Co.                                100%                223,289
      48 Winn-Dixie Stores                             100%                237,413
      49 First American Bank                            65%                 23,400
      50 Kmart                                         100%                289,000
      51 Houston I                                      0%                -
      52 The Omelette Shop                             100%                 17,990
      53 The Kroger Co.                                100%                229,289
      54 El Chico                                      100%                 50,000
      55 Pizza Hut                                     100%                 22,755
                                                    ------------  -----------------

                                                        93%           $  9,281,893
                                                    ============  =================

         COMMERCIAL PROPERTIES

       1 Genzyme Corp.                                 100%           $    293,808
       2 Unity Professional Bldg.                       96%                901,702
       3 Stillwater Office Bldg.                       100%                141,475
       4 Roxbury Township                                -                -
       5 Institute for Defense Analyses                100%                261,338
       6 North Central Avenue                            -                -
                                                    ------------  -----------------

                                                        98%           $  1,598,324
                                                    ============  =================

                                                    ------------  -----------------
                                                        91%           $255,892,581
                                                    ============  =================

         SHOPPING CENTERS WITH REDEVELOPMENT PLANS UNDER REEVALUATION

       1 Clearwater Mall                                48%           $  2,616,833




         Property Name                              Anchor Tenant                                Anchor Tenant Not Owned
         -----------------------------------------  -------------------------------------------  ----------------------------------
      30 Kindercare
      31 Kindercare
      32 Kindercare
      33 Eagle Food Center
      34 Safeway                                    Brookshire Grocery
      35 Mountain Jacks
      36 Kindercare
      37 Firstar Bank Building
      38 High Ridge I
      39 Northern Automotive
      40 Northern Automotive
      41 Kmart
      42 Rite Aid
      43 Safeway                                    Associated Grocers
      44 The Kroger Co.                             Clearfield Market
      45 Hardees
      46 Acme Markets
      47 The Kroger Co.                             BI-LO
      48 Winn-Dixie Stores
      49 First American Bank                                                                     Food Lion
      50 Kmart
      51 Houston I
      52 The Omelette Shop
      53 The Kroger Co.
      54 El Chico
      55 Pizza Hut





         COMMERCIAL PROPERTIES

       1 Genzyme Corp.
       2 Unity Professional Bldg.
       3 Stillwater Office Bldg.                    Washington City
       4 Roxbury Township
       5 Institute for Defense Analyses
       6 North Central Avenue









       SHOPPING CENTERS WITH REDEVELOPMENT PLANS UNDER REEVALUATION

       1 Clearwater Mall                            Burdine's, Montgomery Wards

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                       PAGE 29




                                                                                      Year             Date
         Property Name                               City                State       Built           Acquired
         ------------------------------------------  -----------------  -------- ---------------  ----------------

         GARDEN APARTMENT COMMUNITIES
       1 Breckenridge                                Birmingham         AL            1979           02/18/92
       2 Courts At Wildwood                          Birmingham         AL            1969           07/22/93
       3 Devonshire Place                            Birmingham         AL            1971           02/18/92
       4 The Club                                    Birmingham         AL          1969-74          05/24/95
       5 Hillcrest                                   Mobile             AL            1977           06/30/97
       6 Knollwood                                   Mobile             AL          1978-82          05/07/97
       7 Maison Deville                              Mobile             AL         1963,71-73        07/31/96
       8 Maison Imperial                             Mobile             AL          1969-73          07/31/96
       9 Plantation                                  Mobile             AL            1977           07/31/96
      10 Mayfair                                     Dover              DE            1971           01/01/81
      11 Rodney                                      Dover              DE          1963-65          01/01/69
      12 Charter Pointe                              Altamonte Springs  FL            1973           04/03/98
      13 Lake Park                                   Lake Park          FL            1965           02/01/76
      14 Cambridge                                   Athens             GA          1972,82          05/01/96
      15 Tara                                        Athens             GA            1970           06/06/96
      16 Regency Club                                Evansville         IN            1980           09/16/96
      17 Forest Hills                                Indianapolis       IN            1974           10/28/97
      18 Hawthorne Heights                           Indianapolis       IN            1965           06/18/96
      19 Charlestown                                 Louisville         KY            1974           09/14/93
      20 La Fontenay III                             Louisville         KY            1970           07/16/92
      21 Poplar Level Terrace                        Louisville         KY            1974           01/01/91
      22 Riverchase                                  Newport            KY            1968           08/29/96
      23 Forestwood                                  Baton Rouge        LA            1985           10/31/96
      24 Sherwood Acres                              Baton Rouge        LA          1978-79          10/31/96
      25 Willow Bend Lake                            Baton Rouge        LA            1986           10/31/96
      26 Deerhorn Village                            Kansas City        MO            1974           07/12/95
      27 Cardinal Woods                              Cary               NC            1978           08/15/97
      28 Polo Run                                    Raleigh            NC            1971           08/27/98
      29 Meadow East                                 Potsdam            NY          1964-71          09/13/83
      30 Mohawk Garden                               Rome               NY            1947           11/01/85
      31 Northgate                                   Columbus           OH            1970           07/16/98
      32 Spring Creek                                Columbus           OH            1985           06/02/97
      33 Arlington Village                           Fairborn           OH            1966           08/16/94
      34 Chesterfield                                Maumee             OH          1979-84          02/20/91
      35 Eastgreen On The Commons                    Reynoldsburg       OH          1971,82          01/29/98
      36 Goldcrest                                   Sharonville        OH            1968           08/29/96
      37 Cambridge Park                              Union Twp          OH            1973           08/29/96
      38 Governours Place                            Harrisburg         PA            1974           04/25/95
      39 Harbour Landing                             Columbia           SC            1974           09/06/95
      40 The Landings at Forest Acres                Columbia           SC            1968           01/14/99
      41 Sedgefield                                  Florence           SC         1972,74,79        07/01/94
      42 Turtle Creek                                Greenville         SC            1976           06/03/96
      43 Hickory Lake                                Antioch            TN            1974           12/17/93
      44 Courts at Waterford                         Chattanooga        TN          1988,89          12/12/96
      45 Ashford Place                               Clarksville        TN          1972,74          10/12/93
      46 Cedar Village                               Clarksville        TN            1982           07/25/94
      47 Paddock Place                               Clarksville        TN            1989           07/25/94
      48 The Pines                                   Clarksville        TN            1986           07/25/94
      49 Landmark Estates                            East Ridge         TN            1971           08/29/96
      50 Miller Crest                                Johnson City       TN            1973           06/03/96
      51 Cedar Bluff                                 Knoxville          TN            1980           05/01/96




                                                                        Percent
         Property Name                                    Units       Leased (1)           ABR
         ------------------------------------------   --------------  ------------  -----------------

         GARDEN APARTMENT COMMUNITIES
       1 Breckenridge                                      120            99%          $     809,172
       2 Courts At Wildwood                                220            95%              1,498,814
       3 Devonshire Place                                  284            87%              1,655,484
       4 The Club                                          278            81%              1,795,296
       5 Hillcrest                                         140            94%                709,956
       6 Knollwood                                         704            93%              3,797,712
       7 Maison Deville                                    347            92%              1,990,188
       8 Maison Imperial                                   56             95%                657,648
       9 Plantation                                        120            90%                531,000
      10 Mayfair                                           96             92%                723,432
      11 Rodney                                            207            80%              1,156,156
      12 Charter Pointe                                    312            94%              2,270,460
      13 Lake Park                                         227            95%              1,926,996
      14 Cambridge                                         180            98%              1,086,720
      15 Tara                                              240            98%              1,515,996
      16 Regency Club                                      232            94%              1,412,646
      17 Forest Hills                                      420            87%              2,126,028
      18 Hawthorne Heights                                 241            87%              1,785,276
      19 Charlestown                                       244            93%              1,942,488
      20 La Fontenay III                                   248            95%              1,896,612
      21 Poplar Level Terrace                              88             95%                473,784
      22 Riverchase                                        203            87%              1,095,241
      23 Forestwood                                        272            97%              1,768,072
      24 Sherwood Acres                                    604            86%              3,328,416
      25 Willow Bend Lake                                  360            93%              2,387,592
      26 Deerhorn Village                                  309            95%              2,139,792
      27 Cardinal Woods                                    184            99%              1,370,520
      28 Polo Run                                          279            92%              2,296,440
      29 Meadow East                                       100            98%                650,424
      30 Mohawk Garden                                     208            95%              1,078,044
      31 Northgate                                         316            87%              2,140,368
      32 Spring Creek                                      288            95%              1,990,256
      33 Arlington Village                                 164            89%              1,111,380
      34 Chesterfield                                      104            95%                601,176
      35 Eastgreen On The Commons                          360            78%              2,425,788
      36 Goldcrest                                         173            84%              1,173,030
      37 Cambridge Park                                    196            85%              1,413,120
      38 Governours Place                                  130            95%                907,980
      39 Harbour Landing                                   208            92%              1,349,628
      40 The Landings at Forest Acres                      176            91%              1,072,296
      41 Sedgefield                                        280            86%              1,521,300
      42 Turtle Creek                                      152            91%              1,012,032
      43 Hickory Lake                                      322            86%              2,209,032
      44 Courts at Waterford                               318            94%              2,149,518
      45 Ashford Place                                     268            91%              1,576,368
      46 Cedar Village                                     170            94%                907,476
      47 Paddock Place                                     240            88%              1,321,344
      48 The Pines                                         224            87%              1,124,784
      49 Landmark Estates                                  93             95%                612,840
      50 Miller Crest                                      121            94%                776,784
      51 Cedar Bluff                                       192            98%              1,101,868

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
PROPERTY PORTFOLIO                                                      PAGE 30

                                                                                      Year
         Property Name                               City                State       Built
         ------------------------------------------  -----------------  -------- ---------------
      52 Country Place                               Nashville          TN            1979
      53 Woodbridge                                  Nashville          TN            1980








                                                          Date                           Percent
         Property Name                                  Acquired           Units       Leased (1)           ABR
         ------------------------------------------  ----------------  --------------  ------------  -----------------
      52 Country Place                                  04/02/96            312            92%              1,962,228
      53 Woodbridge                                     08/29/96            220            94%              1,610,940
                                                                       --------------  ------------  -----------------

                                                          TOTAL           12,550           91%            $79,947,941
                                                                       ==============  ============  =================


(1) Includes all leases in force at December 31, 2000, including those that are fully executed, but not yet open.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
SUMMARY OF ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS     PAGE 31


                                                              ERT PROJECTS
                                        ------------------------------------------------------

                                        MESA PAVILIONS (1)
                                        ------------------------------------------------------
Location                                Mesa, AZ
Project Description                     Community shopping center
Approximate GLA or Area                 307,400
Percent Leased                          98%
Anchor Tenants                          Circuit City, Costco (NAP), Homeplace, Kmart
                                        (NAP), Michaels, PetsMart, Sports Authority,
                                        Staples, Target (NAP)
Development
    Start Date                          Jun-93
    Expected Completion Date            Jan-96
    Percent Complete                    93% (2)
Project Cost to Date                    $29,808,000
Expected Total Project Cost             $32,104,000
Project Bank Debt Outstanding           $21,187,000
Borrower / JV Partner                   The Ellman Companies
Economic Structure                      Note receivable with 50% profit participation
ERT Percent Ownership                   0%
ERT Investment
    Direct Equity                       -
    Notes Receivable                    $8,595,000
    Interest Rate on Notes Receivable   11%
    Maturity Date                       Dec-01

                                        VAIL RANCH II (1)
                                        ------------------------------------------------------
Location                                Temecula, CA
Project Description                     Community shopping center
Approximate GLA or Area                 109,200
Percent Leased                          68%
Anchor Tenants                          Powerhouse Gym, Stein Mart



Development
    Start Date                          Aug-98
    Expected Completion Date            Jun-01
    Percent Complete                    70%
Project Cost to Date                    $9,166,000
Expected Total Project Cost             $13,040,000
Project Bank Debt Outstanding           $5,828,000
Borrower / JV Partner                   Land Grant Development
Economic Structure                      Equity investment with 12%
                                        preferred return.  The Company
                                        has guaranteed $1,336,000 of
                                        notes on the property.  Phase I
                                        is owned by the Company

ERT Percent Ownership                   50%
ERT Investment
    Direct Equity                       $1,324,000
    Notes Receivable                    -
    Interest Rate on Notes Receivable   -
    Maturity Date                       -





                                                                 ERT PROJECTS
                                        -------------------------------------------------------------

                                        THE GROVES (1)
                                        -------------------------------------------------------------
Location                                Tempe, AZ
Project Description                     Community shopping center
Approximate GLA or Area                 248,000
Percent Leased                          96%
Anchor Tenants                          Circuit City, DSW Shoe Warehouse,
                                        JC Penney, Office Max, Wal-Mart (NAP)

Development
    Start Date                          Jun-91
    Expected Completion Date            Mar-95
    Percent Complete                    100%
Project Cost to Date                    $21,480,000
Expected Total Project Cost             $21,480,000
Project Bank Debt Outstanding           $13,849,000
Borrower / JV Partner                   The Ellman Companies
Economic Structure                      Note receivable with 50% profit participation
ERT Percent Ownership                   0%
ERT Investment
    Direct Equity                       -
    Notes Receivable                    $7,578,000
    Interest Rate on Notes Receivable   12% (3)
    Maturity Date                       Dec-01

                                        THE MALL AT 163RD STREET
                                        -------------------------------------------------------------
Location                                Miami, FL
Project Description                     Redevelopment of enclosed regional mall
Approximate GLA or Area                 863,800
Percent Leased                          38%
Anchor Tenants                          Home Depot (NAP), Marshalls, Service Merchandise



Development
    Start Date                          Jun-01
    Expected Completion Date            Dec-02
    Percent Complete                    0%
Project Cost to Date                    $16,284,000
Expected Total Project Cost             Under review
Project Bank Debt Outstanding           $0
Borrower / JV Partner                   -
Economic Structure                      -





ERT Percent Ownership                   100%
ERT Investment
    Direct Equity                       $15,190,000
    Notes Receivable                    -
    Interest Rate on Notes Receivable   -
    Maturity Date                       -


                                                    ERT PROJECTS
                                        ------------------------------------------

                                        FESTIVAL PAVILIONS
                                        ------------------------------------------
Location                                Escondido, CA
Project Description                     Land held for retail development
Approximate GLA or Area                 34 acres
Percent Leased                          -
Anchor Tenants                          -


Development
    Start Date                          -
    Expected Completion Date            -
    Percent Complete                    -
Project Cost to Date                    $1,205,000
Expected Total Project Cost             -
Project Bank Debt Outstanding           $0
Borrower / JV Partner                   The Festival Companies
Economic Structure                      Note receivable
ERT Percent Ownership                   0%
ERT Investment
    Direct Equity                       -
    Notes Receivable                    $921,000
    Interest Rate on Notes Receivable   12% (3)
    Maturity Date                       Mar-01

                                        POINTE*ORLANDO
                                        ------------------------------------------
Location                                Orlando, FL
Project Description                     Open air shopping center
Approximate GLA or Area                 458,700
Percent Leased                          79%
Anchor Tenants                          Disney, FAO Schwarz, Foot Locker,
                                        Muvico, X-S


Development
    Start Date                          Jan-96
    Expected Completion Date            May-01
    Percent Complete                    97%
Project Cost to Date                    $170,947,000
Expected Total Project Cost             $175,762,000
Project Bank Debt Outstanding           $78,475,000
Borrower / JV Partner                   -
Economic Structure                      The Company has guaranteed
                                        $15,000,000 of notes on the property




ERT Percent Ownership                   100%
ERT Investment
    Direct Equity                       $83,637,000
    Notes Receivable                    -
    Interest Rate on Notes Receivable   -
    Maturity Date                       -



                                                                 ERT PROJECTS
                                       ----------------------------------------------------------

                                       STEIN MART CENTER
                                       ----------------------------------------------------------
Location                               Poway, CA
Project Description                    Redevelopment of community shopping center
Approximate GLA or Area                112,400
Percent Leased                         63%
Anchor Tenants                         Motorsports Warehouse, Stein Mart


Development
    Start Date                         Dec-96
    Expected Completion Date           Dec-01
    Percent Complete                   51%
Project Cost to Date                   $4,919,000
Expected Total Project Cost            $9,625,000
Project Bank Debt Outstanding          $0
Borrower / JV Partner                  Wilton Partners
Economic Structure                     Note receivable with 60% profit participation
ERT Percent Ownership                  0%
ERT Investment
    Direct Equity                      -
    Notes Receivable                   $3,686,000
    Interest Rate on Notes Receivable  15% (3)
    Maturity Date                      Nov-99 (4)

                                       THE CENTRE AT PRESTON RIDGE - PHASE 1 (1)
                                       ----------------------------------------------------------
Location                               Frisco, TX
Project Description                    Community shopping center
Approximate GLA or Area                730,800
Percent Leased                         80%
Anchor Tenants                         Best Buy, DSW Shoe Warehouse, Linens N Things,
                                       Marshalls, Old Navy, PetsMart, Staples, Stein Mart,
                                       Target (NAP), Ulta3

Development
    Start Date                         Sep-97
    Expected Completion Date           Jun-01
    Percent Complete                   77%
Project Cost to Date                   $83,296,000
Expected Total Project Cost            $108,179,000
Project Bank Debt Outstanding          $51,596,000
Borrower / JV Partner                  George Allen / Milton Schaffer
Economic Structure                     Equity / debt investment with 10% preferred return.
                                       The Company has guaranteed $11,000,000 of notes on
                                       the property



ERT Percent Ownership                  50%
ERT Investment
    Direct Equity                      $2,297,000
    Notes Receivable                   $31,700,000
    Interest Rate on Notes Receivable  10%
    Maturity Date                      Apr-10

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
SUMMARY OF ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS     PAGE 32

                                                 THE CENTRE AT PRESTON RIDGE - PHASE 2 (1)
                                                 -------------------------------------------------------
Location                                         Frisco, TX
Project Description                              Land to be sold for retail development
Approximate GLA or Area                          45.8 acres
Percent Leased                                   -
Anchor Tenants                                   -
Development
    Start Date                                   Jan-99
    Expected Completion Date                     Feb-02
    Percent Complete                             98%
Project Cost to Date                             $22,724,000
Expected Total Project Cost                      $23,082,000
Project Bank Debt Outstanding                    $22,724,000
Borrower / JV Partner                            George Allen / Milton Schaffer
Economic Structure                               Equity investment with 10% preferred return.
                                                 The Company has guaranteed $22,724,000 of
                                                 notes on the property
ERT Percent Ownership                            50%
ERT Investment
    Direct Equity                                $0
    Notes Receivable                             -
    Interest Rate on Notes Receivable            -
    Maturity Date                                -

                                                 ANNIE LAND PLAZA
                                                 -------------------------------------------------------
Location                                         Lovingston, VA
Project Description                              Grocery-anchored shopping center
Approximate GLA or Area                          42,500
Percent Leased                                   94%
Anchor Tenants                                   Food Lion
Development
    Start Date                                   Acquired in 2000
    Expected Completion Date                     -
    Percent Complete                             100%
Project Cost to Date                             $3,490,000
Expected Total Project Cost                      -
Project Bank Debt Outstanding                    $2,380,000
Borrower / JV Partner                            -
Economic Structure                               The Company has guaranteed $2,380,000
                                                 of the bank debt on the property
ERT Percent Ownership                            100%
ERT Investment
    Direct Equity                                $1,087,000
    Notes Receivable                             -
    Interest Rate on Notes Receivable            -
    Maturity Date                                -


                                                 SPRINGTOWN
                                                 -------------------------------------------------------
Location                                         Springtown, TX
Project Description                              Outparcel, adjacent to previously owned shopping center
Approximate GLA or Area                          1 acre
Percent Leased                                   -
Anchor Tenants                                   -
Development
    Start Date                                   -
    Expected Completion Date                     -
    Percent Complete                             -
Project Cost to Date                             $267,000
Expected Total Project Cost                      -
Project Bank Debt Outstanding                    $0
Borrower / JV Partner                            -
Economic Structure                               -


ERT Percent Ownership                            100%
ERT Investment
    Direct Equity                                $267,000
    Notes Receivable                             -
    Interest Rate on Notes Receivable            -
    Maturity Date                                -

                                                 NEW MARKET SHOPPING CENTER
                                                 -------------------------------------------------------
Location                                         Varina, VA
Project Description                              Grocery-anchored shopping center
Approximate GLA or Area                          40,100
Percent Leased                                   96%
Anchor Tenants                                   Food Lion
Development
    Start Date                                   Acquired in 2000
    Expected Completion Date                     -
    Percent Complete                             100%
Project Cost to Date                             $3,568,000
Expected Total Project Cost                      -
Project Bank Debt Outstanding                    $2,796,000
Borrower / JV Partner                            -
Economic Structure                               The Company has guaranteed $699,000
                                                 of the bank debt on the property
ERT Percent Ownership                            100%
ERT Investment
    Direct Equity                                $760,000
    Notes Receivable                             -
    Interest Rate on Notes Receivable            -
    Maturity Date                                -



                                                   TAYLORSVILLE
                                                   -----------------------------------------------------
Location                                           Salt Lake City, UT
Project Description                                Land held for retail development
Approximate GLA or Area                            6.3 acres
Percent Leased                                     -
Anchor Tenants                                     -
Development
    Start Date                                     -
    Expected Completion Date                       -
    Percent Complete                               -
Project Cost to Date                               $1,883,000
Expected Total Project Cost                        -
Project Bank Debt Outstanding                      $0
Borrower / JV Partner                              -
Economic Structure                                 -


ERT Percent Ownership                              100%
ERT Investment
    Direct Equity                                  $1,883,000
    Notes Receivable                               -
    Interest Rate on Notes Receivable              -
    Maturity Date                                  -

                                                   ATRIUM MEDIA TOWER (1)
                                                   -----------------------------------------------------
Location                                           Toronto, Canada
Project Description                                Advertising tower
Approximate GLA or Area                            -
Percent Leased                                     -
Anchor Tenants                                     -
Development
    Start Date                                     Dec-98
    Expected Completion Date                       Oct-99
    Percent Complete                               100%
Project Cost to Date                               $6,500,000
Expected Total Project Cost                        $6,500,000
Project Bank Debt Outstanding                      $0
Borrower / JV Partner                              Gary Sabin Investor Group
Economic Structure                                 Note receivable

ERT Percent Ownership                              0%
ERT Investment
    Direct Equity                                  -
    Notes Receivable                               $2,327,000
    Interest Rate on Notes Receivable              10%
    Maturity Date                                  Jun-02


                                                   VALLEY FAIR APARTMENTS
                                                   -----------------------------------------------------
Location                                           West Valley City, UT
Project Description                                Apartments
Approximate GLA or Area                            16 units
Percent Leased                                     94%
Anchor Tenants                                     -
Development
    Start Date                                     Acquired in 1997
    Expected Completion Date                       -
    Percent Complete                               100%
Project Cost to Date                               $750,000
Expected Total Project Cost                        -
Project Bank Debt Outstanding                      $0
Borrower / JV Partner                              -
Economic Structure                                 -


ERT Percent Ownership                              100%
ERT Investment
    Direct Equity                                  $730,000
    Notes Receivable                               -
    Interest Rate on Notes Receivable              -
    Maturity Date                                  -

                                                   OTHER
                                                   -----------------------------------------------------
Location                                           -
Project Description                                Lines of credit
Approximate GLA or Area                            -
Percent Leased                                     -
Anchor Tenants                                     -
Development
    Start Date                                     -
    Expected Completion Date                       -
    Percent Complete                               -
Project Cost to Date                               -
Expected Total Project Cost                        -
Project Bank Debt Outstanding                      -
Borrower / JV Partner                              Various
Economic Structure                                 Notes receivable

ERT Percent Ownership                              0%
ERT Investment
    Direct Equity                                  -
    Notes Receivable                               $1,000,000
    Interest Rate on Notes Receivable              Various (3)
    Maturity Date                                  Various

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
SUMMARY OF ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS     PAGE 33


                                                          NXL JOINT VENTURE PROJECTS
                                                 -------------------------------------------------

                                                 ATRIUM ON THE BAY (1)
                                                 -------------------------------------------------
Location                                         Toronto, Canada
Project Description                              Mixed-use office and retail commercial property
Approximate GLA or Area                          1,050,000
Percent Leased                                   92%
Anchor Tenants                                   CIBC



Development
    Start Date                                   Acquired in March 1996
    Expected Completion Date                     -
    Percent Complete                             100%
Project Cost to Date                             $49,095,000 (5)
Expected Total Project Cost                      $49,095,000 (5)
Project Bank Debt Outstanding                    $36,757,000 (5)
Borrower / JV Partner                            The Ellman Companies
Economic Structure                               Note receivable
NXL Percent Ownership                            0%
NXL Investment
    Direct Equity                                -
    Notes Receivable                             $9,477,000
    Interest Rate on Notes Receivable            25% (3)
    Maturity Date                                May-03



                                                         NXL JOINT VENTURE PROJECTS
                                                  ----------------------------------------------

                                                  ARAPAHOE CROSSINGS (1)
                                                  ----------------------------------------------
Location                                          Aurora, CO
Project Description                               Community shopping center
Approximate GLA or Area                           460,700
Percent Leased                                    76%
Anchor Tenants                                    King Soopers, Kohl's, Mann Theatre,
                                                  Marshalls, Office Max, Ross


Development
    Start Date                                    Jun-96
    Expected Completion Date                      Dec-01
    Percent Complete                              80%
Project Cost to Date                              $49,904,000
Expected Total Project Cost                       $62,304,000
Project Bank Debt Outstanding                     $39,604,000
Borrower / JV Partner                             The Ellman Companies
Economic Structure                                Note receivable with 50% profit participation
NXL Percent Ownership                             0%
NXL Investment
    Direct Equity                                 -
    Notes Receivable                              $10,300,000
    Interest Rate on Notes Receivable             12%
    Maturity Date                                 Sep-04



                                                      NXL JOINT VENTURE PROJECTS
                                                 -------------------------------------------

                                                 SUPERIOR TOWNE CENTER (1)
                                                 -------------------------------------------
Location                                         Superior, CO
Project Description                              Community shopping center
Approximate GLA or Area                          286,000
Percent Leased                                   40%
Anchor Tenants                                   Costco (NAP), Michaels, Office Max,
                                                 PetsMart, Target (NAP), T.J. Maxx


Development
    Start Date                                   Sep-97
    Expected Completion Date                     Aug-02
    Percent Complete                             68%
Project Cost to Date                             $43,117,000
Expected Total Project Cost                      $63,135,000
Project Bank Debt Outstanding                    $5,000,000
Borrower / JV Partner                            The Ellman Companies
Economic Structure                               Note receivable with 50% profit participation
NXL Percent Ownership                            0%
NXL Investment
    Direct Equity                                -
    Notes Receivable                             $24,044,000
    Interest Rate on Notes Receivable            12%
    Maturity Date                                Sep-04


(1) Project data is based on information provided by borrower / joint venture partner.

(2) Project was substantially complete in 1Q 1996. A remaining 27,000 sq. ft. end cap is scheduled for completion in 2Q 2001.

(3) The Company and ERT have made certain adjustments to their interest accrual on these notes.

(4)  On January 11, 2001, ERT acquired ownership to Stein Mart Center.

(5)  Book basis per partnership financial statements as of October 31, 2000.

NAP - Anchor tenant not owned

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
ERT DEVELOPMENT CORPORATION ACQUISITION ACTIVITY -                      PAGE 34
PROPERTY AND NOTES RECEIVABLE
(IN THOUSANDS)



Property Name                       Type(1)   Location           Transaction Description
-----------------------------       ------- -----------------  -------------------------------------------
4Q 2000
Annie Land Plaza                      P     Lovingston, VA     Acquired from joint venture partner
                                                               in consideration for the assumption
                                                               of project bank debt outstanding and
                                                               notes receivable and accrued interest
                                                               due to ERT

New Market Shopping Center            P     Varina, VA         Acquired from joint venture partner in
                                                               consideration for the assumption of project
                                                               bank debt outstanding and notes receivable
                                                               and accrued interest due to ERT








                                        Purchase      Purchase      Cap-
Property Name                             Date         Amount       Rate    NOI(2)        GLA
-----------------------------       --------------  ----------  ----------  ------     ---------
4Q 2000
Annie Land Plaza                          10/2/00     $ 3,490        8.5%   $ 296        42,500





New Market Shopping Center                10/2/00       3,568        9.5%     338        40,100




                                    ------------------------------------------------------------
                                       2000 TOTAL     $ 7,058        9.0%   $ 634        82,600
                                    ------------------------------------------------------------




(1)   P - Property

(2)   Existing property NOI in place as of closing date of acquisition.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED DECEMBER 31, 2000
-----------------------------------------------------------------------------
ERT DEVELOPMENT CORPORATION DISPOSITION ACTIVITY -                    page 35
PROPERTY AND NOTES RECEIVABLE
(IN THOUSANDS)



Property Name                          Type (1)    Location           Transaction Description
-------------------------------------  --------  -----------------  --------------------------------------------
2Q 2000
The Mall at 163rd Street / Home Depot      P      Miami, FL          Home Depot, a tenant at the Mall, purchased
                                                                     its store site and additional land for
                                                                     expansion and parking
4Q 2000
Miami Gardens                              N      Miami, FL          Repayment in full by joint venture partner
                                                                     of outstanding notes receivable and accrued
                                                                     interest due to ERT

Meadows Tampa                              N      Tampa, FL          Repayment in full by joint venture partner
                                                                     of outstanding notes receivable and accrued
                                                                     interest due to ERT

Wilton Line of Credit                      N      -                  Repayment in full by joint venture partner
                                                                     of outstanding notes receivable and accrued
                                                                     interest due to ERT

Colonnades West Shopping Center            N      Glen Allen, VA     Repayment in full by joint venture partner
                                                                     of outstanding notes receivable and accrued
                                                                     and contingent interest due to ERT








                                                      Sale /     Sale /
                                                    Repayment   Proceeds      Book
Property Name                                          Date      Amount       Value
--------------------------------------------------  --------  -----------  ----------
2Q 2000
The Mall at 163rd Street / Home Depot               06/13/00     $  5,100  $  5,100

4Q 2000
Miami Gardens                                       10/02/00     $    525  $    525



Meadows Tampa                                       10/02/00          102       102



Wilton Line of Credit                               10/02/00          234       234



Colonnades West Shopping Center                     11/28/00       10,170     9,958

                                                              -----------  ----------
                                            Total                $ 11,031  $ 10,819
                                                              ===========  ==========

                                                  ------------------------------------
                                                  2000 TOTAL     $ 16,131  $ 15,919
                                                  ------------------------------------


                                                 Gain /
                                               Income /    Cap-
Property Name                                    (Loss)    Rate      NOI (2)        GLA
-------------------------------------------  ----------- --------- ----------- ------------
2Q 2000
The Mall at 163rd Street / Home Depot          $   -       5.9%    $    300      9.5 acres

4Q 2000
Miami Gardens                                  $   -         -          -            -



Meadows Tampa                                      -         -          -            -



Wilton Line of Credit                              -         -          -            -



Colonnades West Shopping Center                  212         -          -            -


                                             ----------- --------- ----------- ------------
                                               $ 212         -          -            -
                                             =========== ========= =========== ============

                                             ----------------------------------------------
                                2000 TOTAL     $ 212         -          -            -
                                             ----------------------------------------------





(1) N - Notes Receivable, P - Property

(2) Projected recurring property NOI as of closing date of sale.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 should be read in conjunction with the above information.